As filed with the Securities and Exchange Commission on March 13, 2012

1933 Act Registration No. 333-179242

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. __	☒	Post-Effective Amendment No. 1

MET INVESTORS SERIES TRUST*

[Exact Name of Registrant as Specified in Charter]

Area Code and Telephone Number: (800) 848-3854

5 Park Plaza – Suite 1900

Irvine, California 92614

(Address of Principal Executive Offices)

Elizabeth M. Forget

President

Met Investors Series Trust

5 Park Plaza

Suite 1900

Irvine, California 92614

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class A, Class B and Class E Shares of beneficial interest of the Registrant’s Lord Abbett Mid Cap Value Portfolio.

The Registrant has registered an indefinite amount of its shares under the Securities Act of 1933, pursuant to Rule 24F-2 under the Investment Company Act of 1940, as amended. No filing fee is due because of reliance on Section 24(f).

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

*	On behalf of its Lord Abbett Mid Cap Value Portfolio

METROPOLITAN SERIES FUND, INC.

501 Boylston Street, Boston, Massachusetts 02116

Dear Life Insurance Policy and Annuity Contract Owners:

Metropolitan Series Fund, Inc. will hold a special meeting of stockholders of the Lord Abbett Mid Cap Value Portfolio (formerly known as Neuberger Berman Mid Cap Value Portfolio) (the “Acquired Portfolio”) on April 23, 2012 at 10:00 a.m. Eastern Time at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, stockholders of the Acquired Portfolio will be asked to consider and approve the proposed reorganization of the Acquired Portfolio into the Lord Abbett Mid Cap Value Portfolio (the “Acquiring Portfolio”), a series of Met Investors Series Trust. A formal Notice of Special Meeting of Stockholders appears on the next page, followed by the combined Prospectus/Proxy Statement, which explains in more detail the proposal to be considered.

The combined Prospectus/Proxy Statement describes the proposed reorganization of the Acquired Portfolio into the Acquiring Portfolio. All of the assets of the Acquired Portfolio would be acquired by the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio. The Portfolios’ investment objectives are similar and the Portfolios’ principal investment strategies are substantially the same. Like the Acquired Portfolio, the Acquiring Portfolio is currently offered only to separate accounts of Metropolitan Life Insurance Company (“Metropolitan Life”) or other affiliated insurance companies (each, an “Insurance Company” and, collectively, the “Insurance Companies”) and is advised by MetLife Advisers, LLC. Please review the enclosed Prospectus/Proxy Statement for a more detailed description of the proposed reorganization of the Acquired Portfolio and the specific reasons it is being proposed.

If you are an owner of a variable life insurance or variable annuity contract issued by the separate accounts of the Insurance Companies, you are not a stockholder of the Acquired Portfolio, but you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of the Acquired Portfolio attributable to your life insurance policy or annuity contract as of the close of business on January 31, 2012.

YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Please take a few moments to review the details of the proposal. If you have any questions regarding the reorganization of the Acquired Portfolio, please feel free to call the contact number listed in the enclosed Prospectus/Proxy Statement. We urge you to vote at your earliest convenience.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Very truly yours,

Elizabeth M. Forget

President

March 13, 2012

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 23, 2012

METROPOLITAN SERIES FUND, INC.

LORD ABBETT MID CAP VALUE PORTFOLIO

(FORMERLY KNOWN AS NEUBERGER BERMAN MID CAP VALUE PORTFOLIO)

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of the Lord Abbett Mid Cap Value Portfolio (formerly known as Neuberger Berman Mid Cap Value Portfolio) (the “Acquired Portfolio”) will be held at 10:00 a.m. Eastern Time on April 23, 2012, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the sale of the assets of the Acquired Portfolio to, and the assumption of the liabilities of the Acquired Portfolio by, the Lord Abbett Mid Cap Value Portfolio (the “Acquiring Portfolio”), a series of Met Investors Series Trust, in exchange for shares of the Acquiring Portfolio and the distribution of such shares to the stockholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

2.	To consider and act upon any other matters that properly come before the Meeting and any adjourned or postponed session of the Meeting.

Stockholders of record as of the close of business on January 31, 2012 are entitled to notice of and to vote at the Meeting and any adjourned or postponed session thereof.

By order of the Board of Directors,

Michael P. Lawlor

Assistant Secretary

March 13, 2012

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

PROSPECTUS/PROXY STATEMENT

March 13, 2012

Acquisition of the Assets and Liabilities of

Lord Abbett Mid Cap Value Portfolio

(formerly known as Neuberger Berman Mid Cap Value Portfolio)

a series of Metropolitan Series Fund, Inc.

501 Boylston Street

Boston, Massachusetts 02116

800-638-7732

By and in Exchange for Shares of

Lord Abbett Mid Cap Value Portfolio

a series of Met Investors Series Trust

5 Park Plaza

Suite 1900

Irvine, California 92614

800-638-7732

INTRODUCTION

This Prospectus/Proxy Statement contains information you should know before voting on the proposed reorganization of the Lord Abbett Mid Cap Value Portfolio (the “Acquired Portfolio”), formerly known as Neuberger Berman Mid Cap Value Portfolio, a series of Metropolitan Series Fund, Inc. (the “Fund”), into the Lord Abbett Mid Cap Value Portfolio (the “Acquiring Portfolio” and, together with the Acquired Portfolio, the “Portfolios”), a series of Met Investors Series Trust (the “Trust”), to be considered at a Special Meeting of Shareholders of the Acquired Portfolio (the “Meeting”), which will be held at 10:00 a.m. Eastern Time on April 23, 2012, at the offices of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), 501 Boylston Street, Boston, Massachusetts 02116, and any adjournments or postponements thereof. Please read this Prospectus/Proxy Statement carefully and keep it for future reference. Stockholders of the Acquired Portfolio are referred to as “shareholders” in this Prospectus/Proxy Statement.

The proposal (the “Proposal”) in this Prospectus/Proxy Statement relates to the proposed reorganization of the Acquired Portfolio into the Acquiring Portfolio (the “Reorganization”). The Portfolios are each registered open-end management investment companies. The Acquired Portfolio’s investment objective of capital growth is similar to the Acquiring Portfolio’s investment objective of capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Shares of each Portfolio are offered only to separate accounts established by Metropolitan Life Insurance Company or other affiliated insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”). Each Insurance Company is the legal owner of shares of the Acquired Portfolio and has the right to vote those shares at the Meeting. Although being an owner of a variable life insurance or variable annuity contract (a “Contract”) issued by separate accounts of the Insurance Companies does not make you a shareholder of the Acquired Portfolio, you have the right to instruct your Insurance Company on how to vote at the Meeting.

If the Agreement and Plan of Reorganization relating to the Reorganization (a copy of which is attached as Appendix A to this Prospectus/Proxy Statement (the “Plan”)) is approved by shareholders of the Acquired Portfolio and the Reorganization occurs, the Acquired Portfolio will transfer the assets and liabilities attributable to each class of its shares to the Acquiring Portfolio in exchange for shares of the class of the Acquiring Portfolio noted in the table below (the “Reorganization Shares”). The exchange, which will be effected on the basis of the relative net asset values of the Portfolios, will be followed immediately by the distribution of the Reorganization Shares received by the Acquired Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio. All issued and outstanding shares of the Acquired Portfolio will simultaneously be cancelled on the books of the Acquired Portfolio.

Acquired Portfolio Shares	Reorganization Shares
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class E Shares	Class E Shares

Class A shares of the Acquiring Portfolio will be distributed to holders of Class A shares of the Acquired Portfolio. Class B shares of the Acquiring Portfolio will be distributed to holders of Class B shares of the Acquired Portfolio. Class E shares of the Acquiring Portfolio will be distributed to holders of Class E shares of the Acquired Portfolio.

Please review the information about the Acquiring Portfolio in Appendix B of this Prospectus/Proxy Statement. The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated in this Prospectus/Proxy Statement by reference (this means that such information is legally considered to be part of this Prospectus/Proxy Statement):

•	The Prospectus of the Acquired Portfolio dated May 1, 2011, as supplemented (File Nos. 002-80751, 811-03618).

•

Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquired Portfolio, which are included in the Fund’s Annual Report for the year ended December 31, 2011 (as filed March 5, 2012, File No. 811-03618).

•	The Statement of Additional Information dated March 13, 2012, relating to the Reorganization (the “Reorganization SAI”) (File No. 333-179242).

Each Portfolio has previously sent its most recent Annual Report to its shareholders. For a free copy of this report, any of the documents listed above, the Reorganization SAI, or the Acquiring Portfolio’s current Prospectus or Statement of Additional Information, please call 1-800-638-7732 or write to the Trust at the address listed on the cover page of this Prospectus/Proxy Statement. For a free copy of the Acquired Portfolio’s Annual Report, the Acquired Portfolio’s Statement of Additional Information or any of the documents listed above relating to the Fund, please call 1-800-638-7732 or write to the Fund at the address listed on the cover page of this Prospectus/Proxy Statement. Text-only versions of all the Acquired Portfolio and Acquiring Portfolio documents can be viewed online or downloaded from the EDGAR database on the SEC’s website at www.sec.gov.

The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at certain of the SEC’s regional offices, including at 33 Arch Street, 23rd Floor, Boston, MA 02110; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

Shares of the Acquiring Portfolio are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

SUMMARY OF THE REORGANIZATION

This section summarizes the primary features and consequences of the Reorganization. This summary is qualified in its entirety by reference to the information contained elsewhere in this Prospectus/Proxy Statement, the Reorganization SAI, the Prospectuses and Statements of Additional Information relating to the Portfolios, the financial statements contained in the Portfolios’ annual reports, and the Plan.

1.	What are the key features of the Reorganization?

The Board of Directors of the Fund (the “Directors”) are recommending that the Acquired Portfolio reorganize into the Acquiring Portfolio. The Plan sets forth the key features of the Reorganization. A copy of the Plan is attached as Appendix A to this Prospectus/Proxy Statement. The Plan generally provides for the following:

•

the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio in exchange for Class A, Class B and Class E shares of the Acquiring Portfolio;

•

the liquidation of the Acquired Portfolio by distribution of Class A, Class B and Class E shares of the Acquiring Portfolio to the Acquired Portfolio’s shareholders of the corresponding share class; and

•

the Reorganization will not be a taxable event for owners of Contracts that qualify as life insurance or annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), regardless of whether the Reorganization is tax-free or taxable.

The Reorganization is currently scheduled to take place on or about April 30, 2012, or on such other date as the parties may agree. The Reorganization may take place before or after April 30, 2012 for, among other reasons, operational considerations.

If the shareholders of the Acquired Portfolio do not approve the Reorganization, the Directors will consider other possible courses of action which may be in the best interests of the Acquired Portfolio.

2.	Why is the Reorganization being proposed?

The Reorganization is designed to eliminate the offering of overlapping funds in the Metropolitan Life families of funds with similar investment objectives and substantially the same principal investment strategies that serve as funding vehicles for insurance contracts that are offered by the Insurance Companies, and to provide shareholders of the Acquired Portfolio and the Acquiring Portfolio with the potential benefits of a larger fund. The total fund operating expenses for each class of shares of the Acquiring Portfolio immediately after the Reorganization are expected to be slightly less than those of the corresponding class of shares of the Acquired Portfolio. The Reorganization also may allow the combined Portfolio to achieve or maintain operational efficiencies. Based on their evaluation of relevant factors, including, among others, those described above, the Directors believe that the Reorganization is in the best interests of the Acquired Portfolio.

The Directors recommend approval of the Reorganization because of the potential advantages that they believe the Reorganization offers to shareholders of the Acquired Portfolio. The potential advantages include the following:

•

MetLife Advisers has agreed to reduce its management fee, such that total expenses for each share class of the combined portfolio immediately after the Reorganization are expected to be slightly lower than those currently experienced by the corresponding share class of the Acquired Portfolio.

•

It is expected that the combined portfolio will be larger than the Acquired Portfolio immediately after the Reorganization and better able to benefit from or maintain possible economies of scale. As of December 31, 2011, the Acquired Portfolio’s total net assets were approximately $644 million while the Acquiring Portfolio’s total net assets were approximately $393 million.

The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies. The Insurance Company will keep the same separate accounts. Your Contract values will be allocated to the same separate account and that separate account will invest in the Acquiring Portfolio after the Reorganization. After the Reorganization your Contract values will depend on the performance of the Acquiring Portfolio rather than that of the Acquired Portfolio. Lord, Abbett & Co., LLC (“Lord Abbett”), the Portfolios’ subadviser, is expected to pay for the costs of the Meeting, this proxy solicitation and any adjourned or postponed session.

Like the Acquired Portfolio, the Acquiring Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A, Class B or Class E shares of the Acquiring Portfolio, as applicable.

Please review “Information about the Reorganization—Reasons for the Reorganization” in the Proposal section of this Prospectus/Proxy Statement for a full description of the factors considered by the Directors.

3.	After the Reorganization, what shares of the Acquiring Portfolio will I own?

If you own Class A shares of the Acquired Portfolio, you will own Class A shares of the Acquiring Portfolio. If you own Class B shares of the Acquired Portfolio, you will own Class B shares of the Acquiring Portfolio. If you own Class E shares of the Acquired Portfolio, you will own Class E shares of the Acquiring Portfolio.

The new shares you receive will have the same total net asset value as your shares of the Acquired Portfolio as of the close of business on the day immediately prior to the Reorganization.

4.	Will I be able to purchase, exchange and redeem shares, change my investment options, annuitize and receive distributions the same way?

The Reorganization will not affect your right to purchase, exchange and redeem shares, to change among the Insurance Company’s separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A, Class B or Class E shares of the Acquiring Portfolio. Please see Appendix B for more information on shares of the Acquiring Portfolio, including with respect to distribution and purchase procedures, exchange rights and redemption procedures.

5.	How do the Directors recommend that I vote?

The Directors of the Fund, including the Directors who are not “interested persons” (the “Disinterested Directors”), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interests of the Acquired Portfolio, and that the Acquired Portfolio’s shareholders’ interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of the Acquired Portfolio.

THE DIRECTORS RECOMMEND THAT YOU VOTE TO APPROVE THE PLAN.

The Board of Trustees of the Trust have approved the Plan on behalf of the Acquiring Portfolio and its shareholders. A vote of the shareholders of the Acquiring Portfolio is not required to approve the Plan or the Reorganization.

6.	How do the management fees and expenses of the Portfolios compare and what are they estimated to be following the Reorganization?

Shares of each Portfolio are sold and redeemed at a price equal to their net asset value without any sales charge. The following table allows you to compare the management fees and other expenses of the Acquired Portfolio and the Acquiring Portfolio and to analyze the estimated expenses that the Trust expects the Acquiring Portfolio to bear in the first year following the Reorganization. Annual Portfolio Operating Expenses are deducted from the assets of each Portfolio. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including, among other items, pricing and custody services. The Annual Portfolio Operating Expenses shown in the table below for the Acquired Portfolio and the Acquiring Portfolio are based on the expenses incurred by each Portfolio for the fiscal year ended December 31, 2011. The Annual Portfolio Operating Expenses shown in the table below for the Acquiring Portfolio (pro forma combined) are based on the expenses that the Trust estimates the Acquiring Portfolio would have incurred for the twelve-month period ended December 31, 2011, after giving effect to the Reorganization on a pro forma basis assuming the Reorganization had occurred as of January 1, 2011. The expenses in the table below are expressed as a percentage of each Portfolio’s average daily net assets over the period. The rate of Rule 12b-1 fees charged to Class B and Class E shares of the Acquired Portfolio are identical to the Rule 12b-1 fees borne by Class B and Class E shares of the Acquiring Portfolio.

THIS TABLE DOES NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Annual Portfolio Operating Expenses

(deducted directly from assets of the Portfolio)

	Acquired Portfolio						Acquiring Portfolio						Acquiring Portfolio (pro forma combined)
	Class A		Class B		Class E		Class A		Class B		Class E		Class A		Class B		Class E
Management Fee (%)	0.65		0.65		0.65		0.67		0.67		0.67		0.64		0.64		0.64
Distribution and Service (12b-1) Fees (%)	None		0.25		0.15		None		0.25		0.15		None		0.25		0.15
Other Expenses (%)	0.04		0.04		0.04		0.06		0.06		0.06	(1)	0.04		0.04		0.04
Total Annual Operating Expenses (%)	0.69		0.94		0.84		0.73		0.98		0.88	(1)	0.68		0.93		0.83
Fee Waiver	0.00	(2)	0.00	(2)	0.00	(2)	0.02	(2)	0.02	(2)	0.02	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Operating Expenses	0.69	(2)	0.94	(2)	0.84	(2)	0.71	(2)	0.96	(2)	0.86	(2)	0.68	(2)	0.93	(2)	0.83	(2)

(1)	Because Class E shares of the Acquiring Portfolio will not commence operations until the Closing Date, the Annual Portfolio Operating Expenses shown in the table for the Class E shares are estimated based on the expenses incurred by the Acquiring Portfolio for the fiscal year ended December 31, 2011.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolios to the annual rate of 0.65% for the first $900 million of the relevant Portfolio’s average daily net assets, 0.625% for the next $100 million, and 0.60% for amounts over $1 billion. With respect to each Portfolio, this arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Acquiring Portfolio or the Board of Directors of the Acquired Portfolio, as the case may be.

Example

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the

Acquired Portfolio versus the Acquiring Portfolio and the Acquiring Portfolio on a pro forma basis, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that the fee waiver agreements relating to each Portfolio expire after one year. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

	1 Year	3 Years	5 Years	10 Years
Acquired Portfolio
Class A	$70	$221	$384	$859
Class B	$96	$300	$520	$1,155
Class E	$86	$268	$466	$1,037

Acquiring Portfolio
Class A	$73	$232	$405	$907
Class B	$98	$312	$542	$1,204
Class E	$88	$280	$488	$1,086

Acquiring Portfolio (pro forma combined)
Class A	$70	$218	$380	$849
Class B	$95	$298	$517	$1,147
Class E	$85	$266	$462	$1,029

The above discussion of pro forma Annual Portfolio Operating Expenses and Example Expenses assumes that (1) the current contractual agreements of the Acquiring Portfolio will remain in place and (2) certain duplicative costs involved in operating the Acquired Portfolio are eliminated. Also, the expense ratios used to calculate the expense examples for the Acquired Portfolio and the Acquiring Portfolio are based on the average net assets of those Portfolios, respectively, for the twelve months ended December 31, 2011, and the expense ratios used to calculate the expense examples for the Acquiring Portfolio (pro forma combined) are based on pro forma combined average net assets for the twelve months ended December 31, 2011. Although these pro forma projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved, because expenses depend on a variety of factors, including, among other things, the future level of Portfolio assets, many of which factors are beyond the control of the Acquiring Portfolio or MetLife Advisers.

MetLife Advisers has voluntarily agreed, for the period January 12, 2012 through April 30, 2012, to reduce, through waiver, the investment advisory fee for each Class of the Portfolios to the annual rate of 0.65% for the first $900 million of the relevant Portfolio’s average daily net assets, 0.625% for the next $100 million, and 0.60% for amounts over $1 billion.

The Annual Portfolio Operating Expenses and the Expense Examples tables above do not reflect expenses related to a recent amendment to the Fund’s existing investment advisory agreements to permit a third-party administrator to provide administrative services to the Fund. If those expenses were reflected in the tables above, the “Acquired Portfolio” Net Operating Expenses of each class (before the Fee Waiver) would be expected to increase by less than 0.005%. However, there can be no assurance that the Acquired Portfolio’s Net Operating Expenses will not increase by more than 0.005% if the Acquired Portfolio retains a third-party administrator. See “Fund Unification Proposals” for more information.

7.	How do the investment objectives and principal investment strategies of the Acquired Portfolio and the Acquiring Portfolio compare?

The investment objective of the Acquired Portfolio is similar to that of the Acquiring Portfolio. The investment objective of the Acquired Portfolio is to seek capital growth, while the investment objective of the Acquiring Portfolio is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Directors or Trustees, as applicable, without shareholder approval.

In connection with the January 12, 2012 change in the Acquired Portfolio’s subadviser from Neuberger Berman Management LLC (“Neuberger Berman”) to Lord Abbett, the principal investment strategies of the Acquired Portfolio were changed, resulting in their being aligned substantially with the Acquiring Portfolio’s principal investment strategies. As a result, the principal investment strategies of the Portfolios are now identical, except the Acquired Portfolio has retained the formulation of its policy to, under normal market conditions, invest at least 80% of the Acquired Portfolio’s assets in equity securities of mid capitalization companies. In comparison, Lord Abbett invests at least 80% of the Acquiring Portfolio’s net assets in equity securities of mid-sized companies. Although the formulations of these policies are different, the Portfolios’ primary investments are in substantially the same types of securities because mid capitalization companies, in the case of the Acquired Portfolio, and mid-sized companies, in the case of the Acquiring Portfolio, are each defined by reference to companies with, at the time of purchase, a market capitalization that falls within the market capitalization range of companies in the Russell Midcap® Index.

Set forth below are the remaining principal investment strategies of the Portfolios, which are the same.

•	The Portfolios’ investments primarily include the following types of securities and other financial instruments:

•

Equity securities, such as common stocks, preferred stocks, convertible securities and equity interests in trusts, partnerships and limited liability companies. The Portfolios may also invest in securities that are tied to the price of stock, such as warrants, rights, and convertible debt securities.

•

Mid-sized company securities, of a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. As of December 31, 2011, the market capitalizations of companies in the Russell Midcap® Index ranged from $116.7 million to $20.4 billion.

•

Value stocks that the portfolio manager believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Foreign company securities that are issued by foreign companies and traded primarily on a U.S. securities exchange. These types of securities include American Depositary Receipts (“ADRs”), which are typically issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company. Each Portfolio may also invest up to 10% of its net assets in securities issued by foreign companies that are primarily traded outside of the U.S.

The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

Because the Acquired Portfolio and the Acquiring Portfolio have similar investment objectives, substantially the same principal investment strategies and will be managed by Lord Abbett, no repositioning of the securities held by the Acquired Portfolio is expected to occur in connection with the Reorganization. The Acquired Fund underwent a repositioning of its portfolio securities in connection with the change in subadviser of the Acquired Portfolio from Neuberger Berman to Lord Abbett, which was effective January 12, 2012. If sales occur after the date of the Reorganization, any transaction costs will be borne by the Acquiring Portfolio and, indirectly, by its shareholders.

8.	How do the Portfolios’ performance records compare?

The following charts show how Class A shares of the Acquired Portfolio and Class A shares of the Acquiring Portfolio have performed for the last ten full calendar years. Past performance is not an indication of future results. Lord Abbett became the subadviser to the Acquired Portfolio and the Acquired Portfolio changed its principal investment strategies on January 12, 2012, prior to which the Acquired Portfolio was sub-advised by Neuberger Berman. Therefore, the performance information set forth below for the Acquired Portfolio reflects the management of Neuberger Berman, not Lord Abbett, using different investment strategies than those employed by Lord Abbett.

PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return

These charts and tables should give you a general idea of the risks of investing in each Portfolio by showing how each Portfolio’s return has varied from year to year. They include the effects of Portfolio expenses, but do not reflect additional fees charged by separate accounts or variable insurance or annuity contracts. Returns would be lower if these charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results include the effects of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Acquired Portfolio

Highest Quarter:            3rd Quarter 2009            +25.93%

Lowest Quarter:             4th Quarter 2008            -29.08%

Acquiring Portfolio

Highest Quarter:            3rd Quarter 2009            +19.10%

Lowest Quarter:             3rd Quarter 2011            -22.14%

Average Annual Total Returns for Periods Ending December 31, 2011

The next set of tables lists the average annual total return of the Class A, Class B and Class E shares of the Acquired Portfolio and the Acquiring Portfolio for the one-year, five-year and ten-year periods (ended December 31, 2011). These tables include the effects of portfolio expenses and compare each Portfolio’s average annual compounded total returns for each class with relevant index returns. A description of the relevant index can be found following the tables. It is not possible to invest directly in an index.

Acquired Portfolio	Past One Year	Past Five Years	Past Ten Years
Class A	-6.42%	-0.94%	6.11%
Class B	-6.67%	-1.19%	5.84%
Class E	-6.55%	-1.09%	5.97%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	-1.38%	0.04%	7.67%

Acquiring Portfolio	Past One Year	Past Five Years	Past Ten Years
Class A	-3.46%	-0.94%	5.20%
Class B	-3.70%	-1.18%	4.93%
Class E1	-3.60%	-1.08%	5.03%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	-1.38%	0.04%	7.67%

[1]

Class E shares of the Acquiring Portfolio will not commence operations until the Closing Date. Accordingly, the performance shown for Class E shares is the performance of Class B shares adjusted to reflect the 0.15% 12b-1 fees of the Class E shares.

The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

9.	How do the risks of investing in the Acquiring Portfolio compare to the risks of investing in the Acquired Portfolio?

Because the two Portfolios have similar investment objectives and substantially the same principal investment strategies, they are subject to the same principal risks.

They include:

Market Risk. A Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by a Portfolio.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to a Portfolio.

For more information on the principal risks associated with an investment in the Portfolios, please see “Principal Risks of Investing in the Portfolios” in the Proposal section of this Prospectus/Proxy Statement.

10.	Who will be the Adviser, Subadviser and Portfolio Manager of my Portfolio after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Portfolios

Oversight of the Acquiring Portfolio and the Acquired Portfolio is the responsibility of the Board of Trustees of the Trust and the Board of Directors of the Fund, respectively.

Adviser

MetLife Advisers, LLC (“MetLife Advisers”), 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, Inc. (“MetLife”) and the investment adviser for the Acquired Portfolio, has overall responsibility for the general management and administration of the Acquiring Portfolio. See “Fund Unification Proposals” for information regarding changes that may be made to the provision of administrative services to the Fund. MetLife Advisers has contracted with the Subadviser (as defined below) to make the day-to-day investment decisions for the Acquiring Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Acquiring Portfolio. MetLife Advisers pays the fees of the Subadviser for the Acquiring Portfolio. MetLife Advisers manages investment portfolios sold to separate accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $111.25 billion as of December 31, 2011.

Subadviser

Lord, Abbett & Co. LLC (the “Subadviser” or “Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302, is the subadviser to both the Acquired Portfolio and the Acquiring Portfolio. Pursuant to a Subadvisory Agreement with MetLife Advisers, Lord Abbett continuously furnishes an investment program for the Acquiring Portfolio, makes day-to-day investment decisions on behalf of the Acquiring Portfolio, and arranges for the execution of portfolio transactions. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $110.4 billion in assets across a full range of mutual funds, institutional and separately managed accounts, including $2.9 billion for which Lord Abbett provides investment models to managed sponsors, as of December 31, 2011.

Portfolio Management

Lord Abbett uses a team of investment managers and analysts acting together to manage the Acquired Portfolio’s and the Acquiring Portfolio’s investments. Robert P. Fetch, CFA, Partner and Director, heads the team for each Portfolio. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is Jeff Diamond, CFA, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of each Portfolio.

Management/Subadvisory Fees

As compensation for its services to the Acquiring Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.70% for the first $200 million of the Portfolio’s average daily net assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million. In connection with a recent lowering of the subadvisory fee for the Acquiring Portfolio, MetLife Advisers has voluntarily agreed, for the period January 12, 2012 through April 30, 2012, to reduce, through waiver, the investment advisory fee for each Class of the Acquiring Portfolio to the annual rate of 0.65% for the first $900 million of the Acquiring Portfolio’s average daily net assets, 0.625% for the next $100 million, and 0.60% for amounts over $1 billion. MetLife Advisers has contractually agreed to extend this voluntary waiver for the Acquiring Portfolio from May 1, 2012 through April 30, 2013. For the year ended December 31, 2011, the Acquiring Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Acquiring Portfolio’s average daily net assets. MetLife Advisers pays Lord Abbett a subadvisory fee out of its investment advisory fee.

11.	What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to be a tax-free transaction for federal income tax purposes. Given that the Acquired Portfolio and the Acquiring Portfolio expect the Reorganization to be a tax-free reorganization, it is a condition of the Reorganization that each Portfolio receive an opinion from Sullivan & Worcester LLP regarding the qualification of the Reorganization as tax-free under section 368(a) of the Code, in form and substance satisfactory to the Treasurers of the Fund and Trust.

Provided that the Contracts qualify as life insurance or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for owners of Contracts, regardless of whether the Reorganization is tax-free or taxable.

It is accordingly expected that owners of Contracts will recognize no taxable gain or loss as a result of the Reorganization. For more information, see “Federal Income Tax Consequences.”

PROPOSAL

Reorganization of the Acquired Portfolio into the Acquiring Portfolio

The Proposal

You are being asked to approve the Plan pursuant to which the Acquiring Portfolio will acquire the assets and assume the liabilities of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio. A copy of the Plan is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Plan, you are also approving the reorganization of the Acquired Portfolio into the Acquiring Portfolio under the Plan.

If shareholders of the Acquired Portfolio do not approve the Reorganization, the Directors will consider other possible courses of action which may be in the best interests of the Acquired Portfolio.

Principal Risks of Investing in the Portfolios

The value of an investment in the Portfolios may be affected by one or more of the risks identified below, any of which could cause a Portfolio’s return, the price of a Portfolio’s shares or a Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent each Portfolio from reaching its objective, which are not described here.

Because the Portfolios have similar investment objectives and substantially the same principal investment strategies, the principal risks associated with each Portfolio are the same. Investing in a Portfolio involves risk. A Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Both Portfolios are subject to the risks of a general decline in U.S. or foreign stock markets; the poor performance of individual stocks held by the Portfolio, of large or mid cap stocks, or of value stocks in general; potentially rapid price changes (volatility) of equity securities; and the risks associated with investments in foreign securities. As with all mutual funds, there is no guarantee that the Portfolios will achieve their investment objectives. An investment in the Portfolios through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

Principal risks for both Portfolios include:

Market Risk. A Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by a Portfolio’s subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights markets or industries where there are significant returns, and could lose value if the subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolios will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by a Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Portfolio’s shares.

Market Capitalization Risk. Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk. Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect a Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, a Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent a Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of such a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio’s foreign currency or securities holdings. Although a Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to a Portfolio.

For both Portfolios, there are the following risks related to the principal risks of investing in the Portfolios. A “related risk” is not a principal risk of investing in the Portfolios.

Credit and Counterparty Risk. The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If a Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by a Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

A Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If a Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of a Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. A Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if a Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

For more information about the principal risks of the Acquiring Portfolio, please see Appendix B of this Prospectus/Proxy Statement. The actual risks of investing in each Portfolio depend on the securities held in each Portfolio’s investment portfolio and on market conditions, both of which change over time.

Information about the Reorganization

Reasons for the Reorganization

At a meeting held on January 11, 2012, all of the Directors of the Fund, including the Disinterested Directors, considered and approved the Reorganization. The Reorganization is designed to eliminate the offering of overlapping funds in the Metropolitan Life families of funds with similar investment objectives and substantially similar principal investment strategies that serve as funding vehicles for insurance contracts that are offered by the Insurance Companies to provide shareholders of the Acquired Portfolio and the Acquiring Portfolio with the potential benefits of a larger fund. The Directors determined that the Reorganization was in the best interests of the Acquired Portfolio, and that the interests of existing shareholders of the Acquired Portfolio will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Directors evaluated extensive information provided by MetLife Advisers and reviewed various factors about the Portfolios and the proposed Reorganization. The Directors noted that the total operating expenses of the Acquiring Portfolio after the Reorganization were expected to be slightly lower than those of the Acquired Portfolio for all share classes.

The Directors considered the potential economies of scale that might be achieved or maintained upon the reorganization of the Acquired Portfolio into the Acquiring Portfolio because the Acquiring Portfolio will have a greater level of assets. As of December 31, 2011, the Acquired Portfolio’s total net assets were approximately $644 million while the Acquiring Portfolio’s total net assets were approximately $393 million.

In addition, the Directors considered, among other things,

•	the terms and conditions of the Reorganization;

•	the effect of the Reorganization on the Contract Owners and the value of their Contracts;

•

the fact that the Acquired Portfolio and the Acquiring Portfolio had similar investment objectives and substantially similar principal investment strategies before Lord Abbett became subadviser to the Acquired Portfolio;

•

the potential benefits to shareholders, including operating efficiencies, which may be achieved or maintained from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company’s insurance and annuity products;

•	the fact that Lord Abbett is expected to pay the costs of the Meeting, this proxy solicitation and any adjourned or postponed session;

•	the fact that the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio;

•	the anticipated federal income tax consequences of the Reorganization; and

•

alternatives available to shareholders of the Acquired Portfolio, including the ability to exchange their shares for shares of other portfolios that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Directors met with counsel to the Disinterested Directors regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors concluded that the proposed Reorganization would be in the best interests of the Acquired Portfolio. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of the Acquired Portfolio for approval.

The Trustees of the Trust have also approved the Plan on behalf of the Acquiring Portfolio and its shareholders.

Terms of the Plan

The following summary is qualified in its entirety by reference to the Plan (a copy of which is attached as Appendix A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of the Acquired Portfolio will be acquired by the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio on or about April 30, 2012, or such other date as may be agreed upon by the parties (the “Closing Date”). The Acquired Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”).

On or prior to the Closing Date, the Acquired Portfolio will declare and pay a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to shareholders all of the Portfolio’s investment company taxable income, all of its net tax-exempt income, if any, and all of the Portfolio’s net capital gains, in each case for the taxable year most recently ended and the taxable year ending on the Closing Date. The Plan provides that the Acquiring Portfolio will issue and deliver to the Acquired Portfolio, in exchange for the Acquired Portfolio’s assets, the number of full and fractional Class A, Class B and Class E shares of the Acquiring Portfolio determined by dividing the net asset value of the Class A, Class B and Class E shares, respectively, of the Acquired Portfolio by the net asset value of one share of the corresponding class of Reorganization Shares on the Valuation Date. The Acquired Portfolio will then liquidate and distribute to its shareholders of record the relevant class of Reorganization Shares. Each shareholder of record of the Acquired Portfolio shall be entitled to receive that proportion of the relevant class of Reorganization Shares which the number of Class A, Class B or Class E shares of the Acquired Portfolio held by such shareholder bears to the total number of shares of the corresponding share class of the Acquired Portfolio outstanding, each measured on the Valuation Date.

State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Trust.

As soon after the Closing Date as is conveniently practicable, the Acquired Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional Reorganization Shares received by the Acquired Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Portfolio’s Record Holders on the Acquiring Portfolio’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional Reorganization Shares due to the Acquired Portfolio’s Record Holders. All issued and outstanding shares of the Acquired Portfolio will be canceled. The Reorganization Shares to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, the Acquired Portfolio will be terminated as a series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by the Acquired Portfolio’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of the Acquired Portfolio’s shareholders, the Plan may be terminated (a) by the mutual agreement of the Acquired Portfolio and the Acquiring Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a material breach by the other party of any representation, warranty, covenant or agreement contained in the Plan to be performed by the other party at or prior to the Closing Date; (2) if a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or (3) if the Board of Directors of the Fund or the Board of Trustees of the Trust determines that the termination of the Plan is in the best interests of the applicable Portfolio’s shareholders. In addition, the Plan will automatically terminate on December 31, 2012 if the transactions contemplated in the Plan have not been substantially completed by that date, unless a later date is agreed to by both the Trust and the Fund.

If the Acquired Portfolio’s shareholders do not approve the Reorganization, the Directors will consider other possible courses of action in the best interests of the Acquired Portfolio.

Shares to be Issued

If the Reorganization occurs, the Insurance Companies, as shareholders of the Acquired Portfolio, will receive Reorganization Shares as follows: Class A shareholders of the Acquired Portfolio will receive Class A shares of the Acquiring Portfolio; Class B shareholders of the Acquired Portfolio will receive Class B shares of the Acquiring Portfolio; and Class E shareholders of the Acquired Portfolio will receive Class E shares of the Acquiring Portfolio. The shares you receive will have the following characteristics:

•	The Reorganization Shares will have an aggregate net asset value equal to the aggregate net asset value of the current shares of the Acquired Portfolio as of the Valuation Date.

•	The procedures for purchasing and redeeming shares will not change as a result of the Reorganization.

•	You will have the same exchange options under your Contract as you currently have.

•	You will have substantially the same voting rights as you currently have. See “Information About the Rights of Shareholders—Shareholder Meetings and Voting Rights” below for more information.

For additional information regarding the procedures for purchasing, redeeming and exchanging shares of the Acquiring Portfolio and for information regarding distributions and dividends for that Portfolio, see Appendix B.

Information concerning the capitalization of each of the Portfolios and the Acquiring Portfolio on a pro forma basis is contained in Appendix C.

Federal Income Tax Consequences

The Reorganization is expected to be a tax-free transaction for federal income tax purposes. Provided that the Contracts qualify as life insurance or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for owners of Contracts, regardless of whether the Reorganization is tax-free or taxable. It is accordingly expected that owners of Contracts will recognize no taxable gain or loss as a result of the Reorganization.

Given that the Acquired Portfolio and the Acquiring Portfolio expect the Reorganization to be a tax-free reorganization, it is a condition of the Reorganization that each Portfolio receive an opinion from Sullivan & Worcester LLP regarding the qualification of the Reorganization as tax-free under section 368(a) of the Code, in form and substance satisfactory to the Treasurers of the Trust and Fund.

The opinion will be based on customary assumptions and certain factual certifications made by officers of the Fund. As relevant, the opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Sullivan & Worcester LLP’s opinion. The opinion is therefore not a guarantee that the tax consequences of the Reorganization will be as described therein.

If the IRS or a court were to disagree with the Portfolios’ position regarding the tax-free nature of the Reorganization, it could subject one or both Portfolios to a Portfolio-level tax or affect the qualification of one or both Portfolios as “a regulated investment company” under the Code.

Prior to the closing of the Reorganization, the Acquired Portfolio will declare a distribution, which, together with all previous distributions, will have the effect of distributing to the separate accounts, as shareholders of the Acquired Portfolio, in a manner qualifying for the dividends paid deduction, all of its investment company taxable income (computed without regard to the deduction for dividends paid), net realized capital gains, if any, and net tax-exempt interest income, if any, through the Closing Date.

This discussion generally summarizes the tax consequences of the Reorganization to Contract owners. It does not purport to be complete or to address tax consequences to any other person or entity, such as the Portfolios or the separate accounts as shareholders of the Portfolios. Contract owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Information About the Rights of Shareholders

As a Maryland corporation, the operations of the Fund are governed by its Articles of Incorporation (the “Articles”), its By-Laws, and applicable Maryland and federal law. The operations of the Trust, as a Delaware statutory trust, are governed by its Agreement and Declaration of Trust (the “Declaration”), its By-Laws, and applicable Delaware and federal law. As discussed below, certain shareholder rights and governance issues differ between the Fund and the Trust. See “Fund Unification Proposals” for information regarding a proposal to reorganize the Fund as a Delaware statutory trust. If the Fund is reorganized as a Delaware statutory trust as expected, any differences in shareholder rights and governance issues, as discussed below, between the Fund and the Trust would be substantially eliminated.

Form of Organization

The Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware statutory trust. Like the Fund, the Trust is registered as an open-end management investment company under the 1940 Act, and organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The Fund and the Trust each offer shares of its series to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies.

The business of the Fund is overseen by a Board of Directors and the business of the Trust is overseen by a Board of Trustees. The duties and responsibilities of the Directors in respect of the Fund and the Trustees in respect of the Trust are substantially similar.

Capitalization

The beneficial interests in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each. The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. Both the Declaration and the Articles permit the Trustees and Directors, respectively, to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees and Directors, respectively, all without shareholder approval. Fractional shares may be issued by the Fund and the Trust.

The Fund currently has 34 separate series and the Trust currently has 54 separate series. The Fund offers Class A, Class B, Class D, Class E, Class F and Class G shares, and the Trust offers Class A, Class B, Class C and Class E shares, though not each series of the Fund or the Trust offers every class of shares.

Shares of each class of a Portfolio of the Fund and the Trust represent an equal pro rata interest in the Portfolio with each other share of that class. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Directors or Trustees, as applicable.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust as a shareholder. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment in the Trust solely because of his or her status as a shareholder of the Trust is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust solely because of his or her status as a shareholder is remote.

Under Maryland law, shareholders of the Fund have no personal liability as such for the acts or obligations of a Portfolio or the Fund.

Shareholder Meetings and Voting Rights

As an owner of a Contract issued by separate accounts of the Insurance Companies, you generally have the right to instruct your Insurance Company how to vote at shareholder meetings. Although you are not directly a shareholder of the Fund and will not be a direct shareholder of the Trust, you have this right because some or all of your Contract value is invested, as provided by your Contract, in the Acquired Portfolio and, if the Reorganization is approved, will be invested in the Acquiring Portfolio. Accordingly, for purposes of this section, the term “shareholder” refers to you in your capacity as the owner of a Contract who is able to instruct your Insurance Company how to vote its shares.

Neither the Fund nor the Trust is required to hold annual meetings of shareholders and neither expects to do so. Both the Fund and the Trust are required to call a meeting of shareholders for the purpose of electing Directors and Trustees, respectively, if, at any time, less than a majority of the Directors or Trustees, respectively, then holding office were elected by shareholders. Shareholders of each Portfolio of the Fund or the Trust generally vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio of the Fund or the Trust generally vote by class as to matters, such as approval of, or amendments to, a Rule 12b-1 distribution plan, that affects only their particular class.

Until and unless amended by the Board, the By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjourned sessions. Like the Fund, when a quorum of shareholders of the Trust is present at a meeting, a majority of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee. Neither the Fund nor the Trust permits the use of cumulative voting in the election of Directors or Trustees, respectively. A Director of the Fund may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote for the election of directors at any meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Under the Declaration and Articles of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock is entitled to one vote, and each fractional share is entitled to a proportionate vote.

Liquidation

In the event of the liquidation of the Fund or the Trust, or a series, or a class of shares of a series, shareholders of the Fund and the Trust, or the series, or the class of shares of the series, would be entitled to receive, when and as declared by the Directors or Trustees, the excess of the assets belonging to the Fund or Trust, the series, or attributable to the class of the series, over the liabilities belonging to the Fund or Trust, the series, or attributable to the class of the series, as applicable. The assets so distributable to shareholders will be distributed among the shareholders in proportion to the number of shares of the Fund or Trust, the series, or the class of shares of the series owned by them on the date of distribution. The Trustees of the Trust may vote to liquidate the Trust or any series thereof without shareholder approval; liquidation of the Fund at a time when shares of the Fund remain outstanding would generally require the approval of shareholders of a majority of the shares of the Fund entitled to vote on the issue. However, under Maryland law applicable to the Fund, if the Directors find that the continuation of the offering of the shares of any one or more series or classes is no longer in the best interests of the Fund, the Fund may elect to exercise its involuntary redemption right and force the redemption of such series’ or class’s shares so that there are no outstanding shares, in which case a shareholder vote would not be required to liquidate the series or class.

Liability and Indemnification of Trustees/Directors

The By-Laws of the Fund provide that a present or former Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland against liabilities and expenses with respect to claims related to his or her position with the Fund; provided that, except as specifically required by the laws of the State of Maryland, the Fund is only required to indemnify persons other than Directors to the extent specifically approved by resolution adopted by the Board of Directors, provided that no indemnification shall be provided to a Director or officer against any liability to the Fund or any shareholder by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under the Declaration, a Trustee or officer is liable to any person in connection with the assets or affairs of the Trust or any series only for such Trustee’s or officer’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office. As provided in the Declaration, each Trustee and officer of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee or officer (1) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

*  *  *  *  *

The foregoing is only a summary of certain terms of the Trust’s Declaration and the Fund’s Articles, the Trust’s and the Fund’s By-Laws, and Delaware, Maryland, and federal law. It is not intended as a complete description of those documents or laws. Shareholders should refer to the provisions of the Declaration, the Articles, the By-Laws, and to Delaware, Maryland or federal law directly for more complete information. Shareholders entitled to instruct the Insurance Companies to vote at the Meeting may obtain a copy of the Trust’s Declaration and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The Fund’s Articles and By-Laws have been filed as exhibits to the Fund’s registration statement on file with the SEC at www.sec.gov.

Fund Unification Proposals

At a meeting of the Board of Directors of the Fund on November 16-17, 2011, the Directors of the Fund approved proposals (i) to elect Directors of the Fund for the purpose of, among other things, substantially aligning the membership of the Board of Directors of the Fund with the Board of Trustees of the Trust (“Proposal I”); (ii) to amend the existing advisory agreement of each series of the Fund (for purposes of this section, an “MSF Portfolio” and, collectively, the “MSF Portfolios”), including the Acquired Portfolio, for the purpose of revising the terms of those agreements to reflect, among other things, that the Fund may retain a third party to perform administrative services for each MSF Portfolio at such Portfolio’s expense, and to limit the Adviser’s role in respect of those administrative services to supervising and overseeing them, and, in respect of certain MSF Portfolios, including the Acquired Portfolio, to modernize and to align the provisions of those Portfolios’ advisory agreements with those of the advisory agreements of the other MSF Portfolios of the Fund; (“Proposal II”); and (iii) for the Fund to reorganize as a Delaware statutory trust (the “Delaware Reorganization”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for (a) the transfer of all of the assets of each MSF Portfolio to, and the assumption of all of the liabilities of each MSF Portfolio by, a corresponding series (each, a “New Portfolio”) of Metropolitan Series Fund, a newly formed Delaware statutory trust (the “New Trust”), in exchange for shares of the corresponding New Portfolio; (b) the distribution of such shares to the shareholders of each MSF Portfolio in complete liquidation of each MSF Portfolio; (c) and the subsequent dissolution of the Fund under Maryland law (“Proposal III” and, together with Proposal I and Proposal II, the “Fund Unification Proposals”).

The Fund Unification Proposals were each approved by Fund shareholders at a meeting of the Fund shareholders on February 24, 2012. The newly elected directors are expected to join the Fund’s Board and the amended advisory agreement is expected to become effective as to the MSF Portfolios on or about April 30, 2012. The reorganization of the Fund is also expected to close on April 30, 2012, although the date may be adjusted in accordance with the Reorganization Agreement.

The Fund expects, at a future date, to retain a third-party administrator (other than MetLife Advisers) to provide administrative services to the Acquired Portfolio at the expense of the Portfolio. If a third-party administrator is retained on behalf of the Acquired Portfolio, MetLife Advisers estimates, based on a preliminary review of the market, that the Acquired Portfolio’s total annual operating expenses would increase by less than 0.005% of that Portfolio’s average daily net assets, assuming current asset levels for both the Fund and the Trust and that the entire MetLife family of funds retains the same third-party administrator. However, there can be no assurance that the Acquired Portfolio’s total annual operating expenses will not increase by more than 0.005% if the Portfolio retains a third-party administrator. The fees payable to any third-party administrator under an agreement between the Fund and such third-party administrator are expected to be based, in significant part, on the total assets in respect of which the third-party administrator provides administrative services for both the Fund and the Trust. There will be no reduction in the advisory fee paid by the Acquired Portfolio to MetLife Advisers as a result of Proposal II being adopted.

The Board of Directors of the Fund has approved an interim administrative services agreement between the Fund and MetLife Advisers, pursuant to which MetLife Advisers will continue to provide substantially the same administrative services (the “interim administrative services”) to the Acquired Portfolio that MetLife Advisers currently provides to that Portfolio under the Portfolio’s existing investment advisory agreement until the Portfolio retains a third-party administrator pursuant to an administrative services agreement or the interim administrative services agreement terminates. MetLife Advisers will not receive any compensation for providing the interim administrative services pursuant to the interim administrative services agreement.

The New Trust is expected to adopt, pursuant to Rule 414 under the Securities Act of 1933, as amended, the registration statement of the Fund. Accordingly, no investment objectives or investment policies of the Acquired Portfolio are expected to change as a result of the Delaware Reorganization. In addition, no changes in the Acquired Portfolio’s investment adviser, subadviser and portfolio managers are expected to result from the Delaware Reorganization, if consummated, and no changes in the Acquired Portfolio’s expense structures are expected to result from the Delaware Reorganization. Furthermore, the New Trust is expected to be governed by a Declaration of Trust and By-Laws that are substantially similar to the Trust’s Declaration and By-Laws. Accordingly, if the Delaware Reorganization is effected, the Acquired Portfolio is expected to be governed by organizational documents that are substantially similar to the organizational documents that currently govern the Acquiring Portfolio. Please refer to “Information about the Rights of Shareholders” above for more information.

For more information regarding the Fund Unification Proposals, please call 1-800-638-7732 to request a copy of the Proxy Statement relating to these Proposals. If the Reorganization is approved by shareholders of the Acquired Portfolio and consummated, the Fund Unification Proposals will not directly affect the shareholders of the Acquired Portfolio.

Subadvisers

The Fund and the Trust each rely on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or the Fund or Trust, as applicable, without obtaining shareholder approval. The Directors or the Trustees, as applicable, must approve any new subadvisory agreements under the exemptive order, and the Fund and the Trust must comply with certain other conditions.

The exemptive order also permits the Fund and the Trust to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Directors or the Trustees, as applicable. The Fund and the Trust, as applicable, will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN.

Required Vote for the Proposal

Approval of the Plan will require the affirmative vote of a majority of the shares of the Acquired Portfolio outstanding at the close of business on January 31, 2012 (the “Record Time”). The term “majority of the outstanding shares” of the Acquired Portfolio means the lesser of (a) the holders of 67% or more of the shares of the Acquired Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Acquired Portfolio. A vote of the shareholders of the Acquiring Portfolio is not required to approve the Reorganization.

If shareholders of the Acquired Portfolio do not approve the Reorganization, the Directors will consider other possible courses of action which may be in the best interests of Acquired Portfolio.

GENERAL INFORMATION

Voting Information

The Directors are soliciting voting instructions in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern Time on April 23, 2012, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and voting instruction forms are being mailed on or about March 16, 2012.

Information About Voting Instructions and the Conduct of the Meeting

Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. In addition, Computershare Fund Services has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $33,500, which is expected to be borne by Lord Abbett.

Voting Process. The shares of the Acquired Portfolio are currently sold to the Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the Acquired Portfolio are attributable to Contracts issued by the Insurance Companies. Other outstanding Acquired Portfolio shares are not attributable to Contracts, because such shares are (a) held in a separate account that is not registered as an investment company, or (b) held in the Insurance Company’s general account rather than in a separate account.

Record Holders will be entitled to vote and may cast one vote for each share held and a fractional vote for each fractional share held. A majority of the shares of the Acquired Portfolio outstanding at the Record Time, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Portfolio at the Meeting.

In determining whether a quorum is present, the tellers (persons appointed by the Fund to receive, count and report all ballots cast at the Meeting) will count shares represented by proxies that reflect abstentions or votes withheld as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal.

In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the Acquired Portfolio that are attributable to the Contracts based on voting instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of Acquired Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract owner is determined by dividing a variable life insurance policy’s or variable benefit option’s cash value or a variable annuity contract’s accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company’s reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Acquired Portfolio.

The Acquired Portfolio currently issues Class A shares, Class B shares and Class E shares, which, among other things, have different net asset values. Whether the Class A shares, Class B shares or Class E shares are offered in connection with a given Contract depends on the particular Contract. Each Class A share, Class B share and Class E share has one vote. For purposes of determining the number of the Acquired Portfolio shares for which a Contract owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of the Acquired Portfolio shares that are offered under that Contract. Fractional votes will be counted. The number of shares for which a Contract owner has a right to give voting instructions is determined as of the Record Time.

Acquired Portfolio shares held in an investment division attributable to Contracts for which no timely voting instructions are received or that are not attributable to Contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Contracts participating in that investment division. The Trust has been advised that Acquired Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions. The effect of proportional voting is that a small number of shareholders may determine the outcome of a vote.

If you wish to give voting instructions, you may submit the voting instruction form included with this Prospectus/Proxy Statement, vote via the Internet or by telephone by following the instructions that appear on the voting instruction form or attend the Meeting in person and provide your voting instructions to the relevant Insurance Company. See “Instructions for Executing Voting Instructions” included at the end of this Prospectus/Proxy Statement for information on how to execute the enclosed voting instruction form.

If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by mailing a written revocation or later voting instruction form to the Trust at 501 Boylston Street, Boston, Massachusetts 02116 or by re-voting by calling the Vote By Phone number provided on your voting instruction form or accessing www.proxy-direct.com. You may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Costs of Solicitation. Lord Abbett is expected to bear the costs of the Reorganization. The costs expected to be borne by Lord Abbett will include, among other costs, the costs of this Prospectus/Proxy Statement and the Meeting. In the event that the Reorganization is not consummated, MetLife Advisers or one of its affiliates will bear all of the costs and expenses incurred by both the Acquired Portfolio and the Acquiring Portfolio in connection with the Reorganization.

Adjournments; Other Business. An adjournment of the Meeting requires the vote of a majority of the total number of shares of the Acquired Portfolio that are present in person or by proxy and entitled to vote. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. Under the By-Laws, the Fund is not required to hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of the Acquired Portfolio or the Fund must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Other Information

Portfolio Turnover. Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Acquired Portfolio’s and Acquiring Portfolio’s portfolio turnover rates were 28% and 47.3%, respectively, of the average value of the Portfolio.

Outstanding Shares and Shareholders. As of the Record Time, the following number of shares of the Acquired Portfolio were outstanding and entitled to vote:

Class A	13,989,568
Class B	18,289,752
Class E	2,078,723

As of the Record Time, there were no shares of the Acquiring Portfolio entitled to vote at the Meeting.

All of the shares of the Acquired Portfolio and the Acquiring Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public.

The Insurance Companies have informed the Trust and the Fund that as of the Record Time, there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of the Acquired Portfolio or the Acquiring Portfolio, respectively. The Trust and the Fund have been informed that the officers and Trustees of the Trust as a group, and the officers and Directors of the Fund as a group, owned less than 1% of the outstanding shares of each of the Acquired Portfolio or the Acquiring Portfolio, respectively.

Because the Insurance Companies through their separate accounts own 100% of the shares of the Acquired Portfolio and the Acquiring Portfolio, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Portfolios. Any shareholder who holds 25% or more of the outstanding shares of a Portfolio may be deemed to control the Portfolio. Any entity controlling a Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the Portfolio without the consent or approval of the other shareholders.

Address of Underwriter. MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust. The address of MetLife Investors Distribution Company is 5 Park Plaza, Irvine, CA 92614.

Other Financial and Performance Information. Financial highlights for the Acquiring Portfolio are included in Appendix B to this Prospectus/Proxy Statement. Financial information for the Acquired Portfolio, as well as information and commentary about the recent performance of the Acquired Portfolio, is incorporated into this document by reference to the Acquired Portfolio’s Prospectus (File Nos. 002-80751, 811-036181) and Annual Report (which includes the report of the Independent Registered Public Accounting Firm for the Acquired Portfolio) for the period ending December 31, 2011 (as filed March 5, 2012, File No. 811-036181). The Annual Report of the Trust (which includes the report of the Independent Registered Public Accounting Firm for the Acquiring Portfolio) is available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

THE DIRECTORS OF THE FUND RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTIONS

The following general rules for signing voting instructions may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instructions properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the voting instructions.

2.	JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the voting instructions.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions, return it in the enclosed postage paid envelope.

If you have any questions about the voting instructions, please call the Fund at (800) 638-7732.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of     , by and among (i) Met Investors Series Trust (the “Trust”), a Delaware statutory trust established under an Agreement and Declaration of Trust dated July 27, 2000, as amended and restated (the “Declaration of Trust”) and in effect on the date hereof on behalf of Lord Abbett Mid Cap Value Portfolio (the “Acquiring Fund”), (ii) Metropolitan Series Fund, Inc. (the “Acquired Company”), a Maryland corporation formed on November 23, 1982, on behalf of Lord Abbett Mid Cap Value Portfolio (the “Acquired Fund”), a series of the Acquired Company, and (iii) MetLife Advisers, LLC, a Delaware limited liability company, solely with respect to paragraphs 9.1 and 9.2.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

(a)	The Acquired Company, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

(b)	The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the “Obligations”); and

(c)	The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of full and fractional shares of each class of the Acquiring Fund determined by dividing the net asset value of the respective class of shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one share of the respective class of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the “Acquiring Shares”). Holders of Class A, Class B or Class E shares of the Acquired Fund will receive Class A, Class B or Class E shares, respectively, of the Acquiring Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4.	With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

1.6.	In the event the Trust and the Acquired Company determine that the reorganization is expected to be tax-free, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Internal Revenue Code of 1986, as amended (the “Code”), and certified by the Treasurer of the Acquired Fund.

1.7.	As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.	VALUATION.

2.1.	For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Trustees of the Trust, and shall be certified by an authorized officer of the Trust.

2.2.	For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Trust.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on April 30, 2012, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2.	The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for Lord Abbett Mid Cap Value Portfolio, a series of Met Investors Series Trust.”

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Trust or the Acquired Company upon the giving of written notice to the other party.

3.4.	At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of common stock of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Company. The Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

3.5.	At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	The Acquired Company, on behalf of the Acquired Fund, represents and warrants the following to the Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquired Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquired Company and the 1940 Act;

(c)	The Acquired Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Company is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Company has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities as of December 31, 2011, the statement of operations for the fiscal year ended December 31, 2011, the statement of changes in net assets for the fiscal year ended December 31, 2011, and the schedule of investments as of December 31, 2011, of the Acquired Fund, copies of which will be furnished to the Acquiring Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2011;

(g)	Since December 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(i)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Company nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of common stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)	The authorized capital of the Acquired Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which shares are authorized for the Acquired Fund. The outstanding shares of common stock in the Acquired Fund are, and at the Closing Date will be, Class A, Class B and Class E shares, having the characteristics described in the Acquired Fund’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Company and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the Directors of the Acquired Company, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Company, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2011, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the “Acquiring Fund Prospectus”), as amended through the Closing Date; and

(r)	No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

4.2.	The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Company and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities as of December 31, 2011, the statement of operations for the fiscal year ended December 31, 2011, the statement of changes in net assets for the fiscal year ended December 31, 2011, and the schedule of investments as of December 31, 2011, of the Acquiring Fund, copies of which will be furnished to the Acquired Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2011;

(h)	Since December 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(j)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

(k)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share. The outstanding shares of beneficial interest in the Acquiring Fund are Class A and Class B shares, and at the Closing Date will be Class A, Class B and Class E shares, having the characteristics described in the Acquiring Fund Prospectus and in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B or Class E shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.	COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Trust, on behalf of the Acquiring Fund, and the Acquired Company, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

5.1.	The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2.	The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”) which the Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.5.	Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6.	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3.	The Acquired Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquired Company, to the following effect:

(a)	the Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

(b)	this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Company on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(c)	the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder;

(d)	the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and non-assessable Class A, Class B or Class E shares of beneficial interest of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

(e)	the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust’s Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

(f)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(g)	to such counsel’s knowledge, there is no legal or governmental proceeding relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which is not described therein;

(h)	the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	to such counsel’s knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets that would impair the Trust’s ability to perform its obligations under this Agreement, and, to such counsel’s knowledge, neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The Acquired Company, on behalf of the Acquired Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Company and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Trust shall have received a favorable opinion from Ropes and Gray LLP, counsel to the Acquired Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

(a)	the Acquired Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-laws of the Acquired Company;

(b)	this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(c)	the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	the execution and delivery of this Agreement by the Acquired Company on behalf of the Acquired Fund did not, and the performance by the Acquired Company and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Company’s Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquired Company or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Company or the Acquired Fund is a party or by which either of them is bound;

(e)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Company or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(f)	to such counsel’s knowledge, there is no legal or governmental proceeding relating to the Acquired Company or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which is not described therein;

(g)	the Acquired Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(h)	to such counsel’s knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Company or the Acquired Fund or any of their properties or assets that would impair the Acquired Company’s ability to perform its obligations under this Agreement, and, to such counsel’s knowledge, neither the Acquired Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

(i)	all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3.	The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a representative of Deloitte Tax LLP for the fiscal year ended December 31, 2011.

7.4.	Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income for its taxable years ending on or after December 31, 2011 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2011 and on or prior to the Closing Date.

7.5.	The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Company, as to the adjusted tax basis (including as adjusted to fair market value in the case of a taxable reorganization) in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.6.	The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Trust and the Acquired Company hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Trust or the Acquired Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund;

8.4.	The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.	If the Acquiring Fund and the Acquired Fund expect to treat the reorganization as a tax-free reorganization, each of the Acquiring Fund and the Acquired Fund shall have received an opinion from Sullivan & Worcester LLP regarding the qualification of the reorganization under section 368(a) of the Code, in form and substance satisfactory to the Treasurers of the Trust and the Acquired Company; and

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Acquired Company and the Board of Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.	FEES AND EXPENSES.

9.1.	Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Fund incurring such expenses, except that MetLife Advisers, LLC shall bear the following out-of-pocket expenses of the Acquired Fund and the Acquiring Fund: (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

9.2.	In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC or one of its affiliates agree that they shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

9.3.	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4.	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	The Trust on behalf of the Acquiring Fund and the Acquired Company on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder, except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.	TERMINATION.

This Agreement may be terminated by the mutual agreement of the Acquired Company and the Trust. In addition, either the Acquired Company or the Trust may at its option terminate this Agreement at or prior to the Closing Date:

(a)	Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2012, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquired Company; or

(d)	If the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquiring Fund and the Acquired Company on behalf of the Acquired Fund; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 5 Park Place, Suite 1900, Irving, CA 92614, attn: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	A copy of the Articles of Incorporation of the Acquired Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Company or the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

14.6.	The Trust, on behalf of the Acquiring Fund, and the Acquired Company, on behalf of the Acquired Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

METROPOLITAN SERIES FUND, INC., on behalf of its Lord Abbett Mid Cap Value Portfolio

By:
Name:
Title:

MET INVESTORS SERIES TRUST, on behalf of its Lord Abbett Mid Cap Value Portfolio

By:
Name:
Title:

Agreed and accepted as to paragraphs 9.1 and 9.2 only: METLIFE ADVISERS, LLC

By:
Name:
Title:

Appendix B

Lord Abbett Mid Cap Value Portfolio (the “Portfolio”)

Investment Objective

Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the year ended December 31, 2011, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.67%		0.67%		0.67%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	0.06%		0.06%		0.06	%(1)

Total Annual Portfolio Operating Expenses	0.73%		0.98%		0.88	%(1)
Fee Waiver	0.02	%(2)	0.02	%(2)	0.02	%(2)
Net Operating Expenses	0.71	%(2)	0.96	%(2)	0.86	%(2)

(1)	Because Class E shares of the Portfolio will not commence operations until the Closing Date, the Annual Portfolio Operating Expenses shown in the table for the Class E shares are estimated based on the expenses incurred by the Portfolio for the fiscal year ended December 31, 2011.
(2)	MetLife Advisers has agreed, for the period May 1, 2012 through April 30, 2013, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $900 million of the Portfolio’s average daily net assets, 0.625% for the next $100 million, and 0.60% for amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$73	$98	$88
3 Years	$232	$312	$280
5 Years	$405	$542	$488
10 Years	$907	$1,204	$1,086

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47.3% of the average value of its portfolio.

Principal Investment Strategies

Lord, Abbett & Co. LLC (“Lord Abbett”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-sized companies.

The Portfolio’s investments primarily include the following types of securities and other financial instruments:

•

Equity securities, such as common stocks, preferred stocks, convertible securities and equity interests in trusts, partnerships and limited liability companies. The Portfolio may also invest in securities that are tied to the price of stock, such as warrants, rights, and convertible debt securities.

•

Mid-sized company securities, of a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. As of December 31, 2011, the market capitalizations of companies in the Russell Midcap® Index ranged from $116.7 million to $20.4 billion.

•

Value stocks that the portfolio manager believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Foreign company securities that are issued by foreign companies and traded primarily on a U.S. securities exchange. These types of securities include American Depositary Receipts, which are typically issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company. The Portfolio may also invest up to 10% of its net assets in securities issued by foreign companies that are primarily traded outside of the U.S.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors.

Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for the Portfolio’s Class A and Class B shares with index returns. As of the date of this Prospectus/Proxy Statement, the Portfolio had not issued Class E shares. For more information about index, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter            3rd – 2009             19.10%

Lowest Quarter             3rd – 2011            -22.14%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years
Class A	-3.46%	-0.94%	5.20%
Class B	-3.70%	-1.18%	4.93%
Class E1	-3.60%	-1.08%	5.03%
Russell Midcap Value Index (reflects no deduction for mutual fund fees and expenses)	-1.38%	0.04%	7.67%

[1]

Class E shares of the Portfolio will not commence operations until the Closing Date. Accordingly, the performance shown for Class E shares is the performance of Class B shares adjusted to reflect the 0.15% 12b-1 fees of the Class E shares.

Management

Adviser. MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the Adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Investment Advisory and Other Services—The Adviser” in the Statement of Additional Information.

Subadviser. Lord, Abbett & Co. LLC (the “Subadviser”) is the subadviser to the Portfolio. For more information about the Subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—The Subadvisers” in the Statement of Additional Information.

Portfolio Managers. Robert P. Fetch, CFA, a Partner and Director with Lord Abbett, and Jeff Diamond, CFA, a Portfolio Manager with Lord Abbett, have managed the Portfolio since 2009 and 2008, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

UNDERSTANDING THE TRUST

Met Investors Series Trust (the “Trust”) is an open-end management investment company that offers a selection of fifty-four managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A, Class B and Class E shares of the Portfolio are or will be only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance. Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Trust’s Board of Trustees is responsible for overseeing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $111.25 billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.70% of the first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio’s average daily net assets.

MetLife Advisers has voluntarily agreed, for the period January 12, 2012 through April 30, 2012, to reduce, through waiver, the investment advisory fee for each Class of the Portfolio to the annual rate of 0.65% for the first $900 million of the Portfolio’s average daily net assets, 0.625% for the next $100 million, and 0.60% for amounts over $1 billion. MetLife Advisers has contractually agreed to extend this voluntary waiver for the Portfolio from May 1, 2012 through April 30, 2013.

A discussion regarding the basis of the decision of the Trust’s Board of Trustees to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Trust and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

LORD, ABBETT & CO. LLC, 90 Hudson Street, Jersey City, New Jersey 07302, is the Subadviser to the Portfolio. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $110.4 billion in assets across a full range of mutual funds, institutional and separately managed accounts, including $2.9 billion for which Lord Abbett provides investment models to managed sponsors, as of December 31, 2011.

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio’s investments. Robert P. Fetch, CFA, Partner and Director, heads the team. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies. Assisting Mr. Fetch is Jeff Diamond, CFA, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006). Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

Distribution Plans

The Portfolio has adopted for its Class B and Class E shares a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company, located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of MetLife Advisers, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B and up to 0.25% for Class E of the average daily net assets of the Portfolio allocated, as applicable, to Class B and Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B and Class E shares are limited to 0.25% and 0.15%, respectively, of average daily net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of the Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Sales and Purchases of Shares

The Trust does not sell its shares directly to the public. The Trust continuously sells Class A and Class B shares, and expects to sell Class E shares, of the Portfolio only to the Separate Accounts of MetLife to fund Contracts. The Trust could also offer shares to other Separate Accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Portfolio is available as an investment option under a number of different variable insurance products, many of which do not limit the number of transfers among the available investment options. A large number of transfers could raise transaction costs for the Portfolio and could require the Subadviser to maintain increased cash reserves, which could harm performance in rising markets.

Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B and Class E shares are subject to a Rule 12b-1 fee of 0.25% and 0.15%, respectively, of average daily net assets. (In addition, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if MetLife Advisers determines it is in the best interests of the Trust.

Market Timing

The Trust’s Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in shares of the Trust’s portfolios, including the Portfolio, that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets ((i) or (ii), “market timing”). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in the portfolios and, to the Trust’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Trust requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition,

MetLife Advisers monitors cash flows of certain portfolios of the Trust identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Trust, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring, MetLife Advisers believes (i) that a portfolio’s cash flows may reflect a pattern of market timing or (ii) that a portfolio’s cash flows may reflect frequent trading that is disruptive to the management of the portfolio and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Trust has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Trust’s portfolios and limit transactions that violate the Trust’s policies on market timing.

If the Trust finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of a portfolio and there is evidence of market timing in that Separate Account, the Trust or the portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Trust or the portfolio. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Trust’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Trust and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from frequent trading of portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage a portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a portfolio to implement its long-term investment strategies, for example by causing the portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a portfolio to incur increased expenses. For example, as a result of such frequent trading, the portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect portfolio performance.

Associated with an investment in the Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Valuation of Shares

The Portfolio’s net asset value (“NAV”) per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern Time), on each day the NYSE is open. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Trust is open for business.

NAV of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order. A separate NAV is calculated for each share class of the Portfolio.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by a Valuation Committee established by the Trust’s Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV. The intended effect of fair value pricing is to value a security based on the price the Portfolio might reasonably expect to receive if it sold that security, but it does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of the Portfolio’s assets that is invested in other open-end investment companies, that portion of the Portfolio’s NAV is calculated based on the NAV of that investment company, or, in the case of an exchange-traded fund, the closing market quotations for its shares. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust’s Valuation Committee.

Money market instruments maturing in 60 days or less are valued on an amortized cost basis.

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of Class A and Class B shares of the Acquiring Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Acquiring Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”) for each of the five years in the period ended December 31, 2011. D&T’s report with respect to the Acquiring Portfolio, along with the Acquiring Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request. Financial highlights are not shown for Class E shares of the Acquiring Portfolio because, as of the date of this Prospectus/Proxy Statement, the Acquiring Portfolio had not issued Class E shares.

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.04	$12.84	$10.40	$19.70	$22.79

Income (Loss) from Investment Operations
Net investment income(a)	0.10	0.12	0.11	0.26	0.16
Net realized and unrealized gain (loss) on investments	(0.64)	3.19	2.60	(7.04)	0.33

Total from investment operations	(0.54)	3.31	2.71	(6.78)	0.49

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.27)	(0.13)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.39)	(3.34)

Total distributions	(0.12)	(0.11)	(0.27)	(2.52)	(3.58)

Net Asset Value, End of Period	$15.38	$16.04	$12.84	$10.40	$19.70

Total Return (%)	(3.46)	25.84	26.86	(38.66)	0.90
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.75	0.76	0.75	0.75
Ratio of net expenses to average net assets (%)(b)	0.73	0.75	0.76	0.75	0.73
Ratio of net investment income to average net assets (%)	0.65	0.86	1.04	1.78	0.74
Portfolio turnover rate (%)	47.3	76.8	112.7	30.2	38.4
Net assets, end of period (in millions)	$35.6	$42.5	$38.2	$36.9	$77.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by MetLife Advisers, if applicable.

Selected per share data

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.84	$12.69	$10.27	$19.48	$22.56

Income (Loss) from Investment Operations
Net investment income(a)	0.06	0.08	0.08	0.22	0.11
Net realized and unrealized gain (loss) on investments	(0.64)	3.15	2.57	(6.95)	0.31

Total from investment operations	(0.58)	3.23	2.65	(6.73)	0.42

Less Distributions
Distributions from net investment income	(0.08)	(0.08)	(0.23)	(0.09)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.39)	(3.34)

Total distributions	(0.08)	(0.08)	(0.23)	(2.48)	(3.50)

Net Asset Value, End of Period	$15.18	$15.84	$12.69	$10.27	$19.48

Total Return (%)	(3.70)	25.53	26.53	(38.77)	0.60
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	1.00	1.01	1.00	1.01
Ratio of net expenses to average net assets (%)(b)	0.98	1.00	1.01	1.00	0.98
Ratio of net investment income to average net assets (%)	0.41	0.62	0.76	1.56	0.53
Portfolio turnover rate (%)	47.3	76.8	112.7	30.2	38.4
Net assets, end of period (in millions)	$357.1	$382.3	$307.1	$228.3	$422.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by MetLife Advisers, if applicable.

Appendix C

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of the Acquired Portfolio and the Acquiring Portfolio as of December 31, 2011, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Portfolio by the Acquiring Portfolio at net asset value as of that date.

	Acquired Portfolio	Acquiring Portfolio		Pro Forma Adjustments		Acquiring Portfolio Pro Forma Combined(1)
Class A
Net asset value	$263,247,024	$35,554,372		—		$298,801,396
Shares outstanding	14,136,530	2,311,974		2,981,485	(b)	19,429,989
Net asset value per share	$18.62	$15.38		—		$15.38

Class B
Net asset value	$340,393,733	$357,075,798		—		$697,469,531
Shares outstanding	18,486,626	23,529,542		3,943,650	(b)	45,959,818
Net asset value per share	$18.41	$15.18		—		$15.18

Class E
Net asset value	$39,192,532	—		—		$39,192,532
Shares outstanding	2,112,460	—	(a)	436,091	(b)	2,548,551
Net asset value per share	$18.55	—		—		$15.38

(1)	Assumes the Reorganization was consummated on December 31, 2011 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the shareholders of the Acquired Portfolio on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

(a)	No Class E shares of the Acquiring Portfolio were outstanding on December 31, 2011.

(b)	Reflects change in shares outstanding due to the issuance of Class A, Class B and Class E shares of the Acquiring Portfolio in exchange for Class A, Class B and Class E shares of the Acquired Portfolio based upon the net asset value of the Acquiring Portfolio’s Class A, Class B and Class E shares at December 31, 2011.

C-1

MET INVESTORS SERIES TRUST

LORD ABBETT MID CAP VALUE PORTFOLIO

PART B

STATEMENT OF ADDITIONAL INFORMATION

March 13, 2012

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Lord Abbett Mid Cap Value Portfolio, formerly Neuberger Berman Mid Cap Value Portfolio (the “Acquired Portfolio”), a series of Metropolitan Series Fund, Inc. (the “Fund”), with and into Lord Abbett Mid Cap Value Portfolio (the “Acquiring Portfolio”), a series of Met Investors Series Trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated March 13, 2012 (the “Prospectus/Proxy Statement”) of the Acquiring Portfolio which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio. The Acquired Portfolio would distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614, or by calling 1-800-638-7732.

I.	Additional Information About the Acquiring Portfolio

This SAI is accompanied by the information concerning the Acquiring Portfolio in the Statement of Additional Information for the Trust dated May 1, 2011, as supplemented (File Nos. 333-48465, 811-10183), which was filed electronically with the SEC and is incorporated by reference herein.

The following sections provide updated information regarding the Acquiring Portfolio as of the end of the 2011 fiscal year. The information provided below is as of the current date of the Acquiring Portfolio’s Statement of Additional Information, as supplemented, unless otherwise noted.

Committee Meetings

During the fiscal year ended December 31, 2011, the Audit Committee of the Board of Trustees of the Trust held five meetings; the Nominating, Governance and Compensation Committee held four meetings; the Investment Performance Committees A and B each held four meetings; and the Valuation Committee held 128 meetings.

Trustee Compensation

The table below sets forth the compensation paid to each of the Trustees affiliated with the Trust’s investment adviser, MetLife Advisers, LLC (“MetLife Advisers”), and all other Trustees during the fiscal year ended December 31, 2011.

Trustee	Aggregate Compensation from Trust	Total Compensation From Fund Complex+ Paid to Trustee*
Interested Trustee
Elizabeth M. Forget	None	None
Independent Trustees
Stephen M. Alderman	$230,000	$230,000
Jack R. Borsting	$195,000	$195,000
Robert Boulware	$195,000	$195,000
Daniel A. Doyle	$212,500	$212,500
Susan C. Gause	$210,000	$210,000
Dawn M. Vroegop	$227,500	$412,000

+	The Fund Complex includes the Trust (54 portfolios) and the Fund (34 portfolios).

*	Certain Trustees have elected to defer all or part of their total compensation for the years ended December 31, 2009, December 31, 2010 and December 31, 2011 under the Deferred Fee Agreement. Mr. Borsting, Mr. Boulware, Ms. Gause and Ms. Vroegop have elected to participate in the Trust’s Deferred Fee Agreement. As of December 31, 2011, Mr. Borsting, Mr. Boulware, Ms. Gause and Ms.Vroegop had accrued $131,284, $344,742, $620,987 and $139,693, respectively, under the Deferred Fee Agreement.

Advisory and Subadvisory Fees

The following table shows the fees paid by the Acquiring Portfolio to MetLife Advisers, the Portfolio’s investment adviser, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal year ended December 31, 2011.

Investment Management Fee Paid	Investment Management Fee Waived	Other Expenses Reimbursed	Deferred Expense Reimbursement
$2,832,297	$0	$0	$0

During the fiscal year ended December 31, 2011, MetLife Advisers paid Lord Abbett $1,781,414 in subadvisory fees in return for subadvisory services provided by Lord Abbett to the Acquiring Portfolio.

Administrator Fees

For the fiscal year ended December 31, 2011, the Acquiring Portfolio incurred $23,883 in expenses for administrative services provided to the Acquiring Portfolio by State Street Bank and Trust Company.

Distribution Fees

For the fiscal year ended December 31, 2011, the Acquiring Portfolio paid MetLife Investors Distribution Company, the Trust’s distributor, a total distribution fee of $951,043 pursuant to the Acquiring Portfolio’s Class B Distribution Plan.

Portfolio Managers

Lord Abbett has provided the Trust with the following information regarding the Acquiring Portfolio’s portfolio managers. The table below lists the number of other accounts managed by each such portfolio manager as of December 31, 2011 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the table also lists the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below the table, Lord Abbett has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Acquiring Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. Lord Abbett has also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2011. As of December 31, 2011, no portfolio manager of the Acquiring Portfolio beneficially owned equity securities of the Acquiring Portfolio.

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category (in millions)	Number of Accounts in Category	Total Assets in Accounts in Category (in millions)
Robert P. Fetch, CFA	Registered Investment Companies	10	$10,028.7	0	N/A
	Other Pooled Investment Vehicles	4	$508.5	0	N/A
	Other Accounts	446	$2,904.2	2	$521.8

Jeff Diamond, CFA	Registered Investment Companies	4	$2,799.7	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	6	$1,403.5	0	N/A

Material Conflicts of Interest

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Acquiring Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Acquiring Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Acquiring Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Acquiring Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Acquiring Portfolio and the investments of the other accounts referenced in the table above.

Compensation

When used in this section, the term “fund” refers to the Acquiring Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Acquiring Portfolio’s performance against one or more benchmarks from among the Acquiring Portfolio’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Acquiring Portfolio’s peer group maintained by rating agencies, as well as the Acquiring Portfolio’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Brokerage Commissions

During the fiscal year ended December 31, 2011, the Acquiring Portfolio paid $212,931 in brokerage commissions. The Acquiring Portfolio did not pay any affiliated brokerage during the fiscal year ended 2011.

In connection with the Reorganization, the Acquiring Portfolio will issue Class E shares. The information below relates to such Class E shares.

The Distributor

With respect to the Acquiring Portfolio, the Trust has distribution agreements with MetLife Investors Distribution Company (“MLIDC” or the “Distributor”) in which MLIDC serves as the Distributor for the Trust’s Class A, Class B and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC’s address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

The Trust’s distribution agreement with respect to the Class E shares (“Distribution Agreement”) was initially approved by the Board of Trustees at a Board meeting held on April 23, 2001 (Class E). The Distribution Agreement will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Portfolio and who have no direct or indirect financial interest in the operation of the Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

Pursuant to the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust’s Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class E shares.

The Class E Distribution Plan provides that the Trust, on behalf of the Acquiring Portfolio, may pay annually up to 0.25% of the average daily net assets of the Acquiring Portfolio attributable to its Class E shares in respect to activities primarily intended to result in the sale of Class E shares. However, under the Distribution Agreement, payments to the Distributor for activities pursuant to the Class E Distribution Plan are limited to payments at an annual rate equal to 0.15% of average daily net assets of the Acquiring Portfolio attributable to its Class E shares. Under the terms of the Class E Distribution Plan and the related Distribution Agreement, the Acquiring Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class E shares for such entities’ fees or expenses incurred or paid in that regard.

The Class E Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class E Distribution Plan and in connection with their annual consideration of the Class E Distribution Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class E shares.

A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in this Prospectus/Proxy Statement for the Class E shares of the Acquiring Portfolio. On April 23, 2001, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Class E Distribution Plan.

The Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class E shares in connection with the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class E Distribution Plan or any Rule 12b-1 related agreement. In addition, the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class E shares of the Acquiring Portfolio at any time, without penalty, by vote of a majority of the outstanding Class E shares of the Acquiring Portfolio or by vote of a majority of the Independent Trustees. The Class E Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% with respect to Class E of average daily net assets annually) that may be spent for distribution of Class E shares of the Acquiring Portfolio without the approval of Class E shareholders of the Acquiring Portfolio.

The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of the Acquiring Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Acquiring Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of the Acquiring Portfolio.

Because the Class E shares have not commenced operations as of the date of this SAI, no fees were paid by the Acquiring Portfolio to the Distributor pursuant to the Class E Distribution Plan for the year ended December 31, 2011.

The amounts to be received by the Distributor are expected to be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust summary prospectuses, prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class E shares.

ORGANIZATION AND CAPITALIZATION OF THE TRUST

The Trust is a Delaware statutory trust organized on July 27, 2000. A copy of the Trust’s Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust’s registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio changed its name to T. Rowe Price Mid Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective

May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid Cap Core Equity Portfolio changed its name to Lazard Mid Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid Cap Growth Portfolio and effective May 1, 2010, Van Kampen Mid Cap Growth Portfolio changed its name to Morgan Stanley Mid Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio, effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio and effective May 1, 2010, Legg Mason Partners Aggressive Growth Portfolio changed its name to Legg Mason ClearBridge Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. Effective April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio. Effective May 1, 2010, the Met/AIM Small Cap Growth Portfolio changed its name to Invesco Small Cap Growth Portfolio. Effective May 2, 2011, Lord Abbett Growth and Income Portfolio changed its name to T. Rowe Price Large Cap Value Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated 56 series, 54 of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. The Summary Prospectus and Prospectus for each Portfolio and the Prospectus/Proxy Statement for the Acquiring Portfolio describe the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class’ Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Class A, Class B, Class C and Class E shares are currently offered under the Trust’s multi-class distribution system approved by the Trust’s Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies—Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, “MetLife”). As of December 31, 2011, MetLife owned substantially all of the Trust’s outstanding Class A, Class B, Class C and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts (“Contract owners”) the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust’s books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust’s Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the SEC and thereafter comply with the requirements of the 1940 Act.

II.	Financial Statements

A.	Incorporation by Reference

This SAI is accompanied by each of the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

1.	Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquiring Portfolio, which are included in the Trust’s Annual Report for the year ended December 31, 2011, as filed with the SEC on March 9, 2012 on Form N-CSR (File No. 811-10183).

2.	Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquired Portfolio, which are included in the Fund’s Annual Report for the year ended December 31, 2011, as filed with the SEC on March 5, 2012 on Form N-CSR (File No 811-03618).

B.	Unaudited Pro Forma Combined Financial Statements

Unaudited pro forma combined financial statements for the Acquiring Portfolio relating to the Reorganization, dated December 31, 2011, assuming the Reorganization had been consummated on January 1, 2011, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Portfolio contained within the Annual Report referred to in the preceding section.

Combined Pro Forma Statement of Investments as of December 31, 2011 (Unaudited)

		Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio)			Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio			Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
	Security Description	Shares	Value		Shares	Value		Shares	Value
COMMON STOCKS
Aerospace & Defense	Embraer S.A. (ADR)(a)	364,500	$9,192,690					364,500	$9,192,690
	Rockwell Collins, Inc.				96,400	5,337,668		96,400	5,337,668
	Spirit Aerosystems Holdings, Inc.(b)	259,450	5,391,371					259,450	5,391,371

			14,584,061	2.3%		5,337,668	1.4%		19,921,729	1.9%

Auto Components	Lear Corp.(b)	225,000	8,955,000		45,500	1,810,900		270,500	10,765,900
	WABCO Holdings, Inc.	180,000	7,812,000					180,000	7,812,000

			16,767,000	2.6%		1,810,900	0.5%		18,577,900	1.8%

Automobiles	Harley-Davidson, Inc.	193,200	7,509,684	1.2%		—	0.0%	193,200	7,509,684	0.7%

Beverages	Beam, Inc				86,100	4,410,903		86,100	4,410,903
	Coca-Cola Enterprises, Inc.	225,900	5,823,702					225,900	5,823,702
	Dr. Pepper Snapple Group, Inc.	186,500	7,363,020		59,100	2,333,268		245,600	9,696,288

			13,186,722	2.0%		6,744,171	1.7%		19,930,893	1.9%

Building Products	Fortune Brands Home & Security, Inc.(b)				87,300	1,486,719		87,300	1,486,719
	Masco Corp.	463,200	4,854,336					463,200	4,854,336
	Owens Corning(b)	410,400	11,786,688					410,400	11,786,688

			16,641,024	2.6%		1,486,719	0.4%		18,127,743	1.8%

Capital Markets	Affiliated Managers Group, Inc.(b)				40,500	3,885,975		40,500	3,885,975
	Invesco, Ltd.	553,000	11,109,770					553,000	11,109,770
	Lazard, Ltd. - Class A				241,400	6,302,954		241,400	6,302,954
	LPL Investment Holdings, Inc.(a)(b)				78,100	2,385,174		78,100	2,385,174

			11,109,770	1.7%		12,574,103	3.2%		23,683,873	2.3%

Chemicals	Air Products & Chemicals, Inc.				37,000	3,152,030		37,000	3,152,030
	Ashland, Inc.				102,100	5,836,036		102,100	5,836,036
	Celanese Corp., Series A				104,000	4,604,080		104,000	4,604,080
	Eastman Chemical Co.				109,900	4,292,694		109,900	4,292,694
	Solutia, Inc.(b)	469,900	8,119,872					469,900	8,119,872

			8,119,872	1.3%		17,884,840	4.6%		26,004,712	2.5%

		Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio)			Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio			Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
	Security Description	Shares	Value		Shares	Value		Shares	Value
Commercial Banks	CIT Group, Inc.(b)				49,600	1,729,552		49,600	$1,729,552
	City National Corp.(a)				104,500	4,616,810		104,500	4,616,810
	Comerica, Inc.				145,000	3,741,000		145,000	3,741,000
	Commerce Bancshares, Inc.(a)				78,500	2,992,420		78,500	2,992,420
	Cullen/Frost Bankers, Inc.(a)				79,800	4,222,218		79,800	4,222,218
	Fifth Third Bancorp	968,200	$12,315,504					968,200	12,315,504
	First Horizon National Corp.(a)(b)	452,065	3,616,520					452,065	3,616,520
	Hancock Holding Co.(a)				142,900	4,568,513		142,900	4,568,513
	Huntington Bancshares, Inc.	1,332,600	7,315,974					1,332,600	7,315,974
	KeyCorp	263,300	2,024,777					263,300	2,024,777
	M&T Bank Corp.(a)				65,243	4,980,651		65,243	4,980,651
	Regions Financial Corp.	1,243,836	5,348,495					1,243,836	5,348,495
	Signature Bank(a)(b)				66,200	3,971,338		66,200	3,971,338
	SunTrust Banks, Inc.	459,400	8,131,380					459,400	8,131,380
	Synovus Financial Corp.(a)	2,075,000	2,925,750					2,075,000	2,925,750
	Zions Bancorp	437,700	7,125,756					437,700	7,125,756

			48,804,156	7.6%		30,822,502	7.8%		79,626,658	7.7%

Commercial Services & Supplies	Republic Services, Inc.				217,100	5,981,105	1.5%	217,100	5,981,105	0.6%

Construction & Engineering	Chicago Bridge & Iron Co., NV	207,600	7,847,280					207,600	7,847,280
	Jacobs Engineering Group, Inc.(b)				122,900	4,987,282		122,900	4,987,282
	URS Corp.(b)				133,301	4,681,531		133,301	4,681,531

			7,847,280	1.2%		9,668,813	2.5%		17,516,093	1.7%

Containers & Packaging	Ball Corp.				72,200	2,578,262		72,200	2,578,262
	Greif, Inc. - Class A(a)				100,000	4,555,000		100,000	4,555,000
	Temple-Inland, Inc.				123,400	3,913,014		123,400	3,913,014

			0	0.0%		11,046,276	2.8%		11,046,276	1.1%

Diversified Financial Services	Moody's Corp.(a)	540,600	18,207,408	2.8%		0	0.0%	540,600	18,207,408	1.8%

Diversified Telecommunication Services	CenturyLink, Inc.		0	0.0%	119,500	4,445,400	1.1%	119,500	4,445,400	0.4%

		Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio)			Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio			Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
	Security Description	Shares	Value		Shares	Value		Shares	Value
Electric Utilities	Great Plains Energy, Inc.(a)	314,100	6,841,098					314,100	6,841,098
	Northeast Utilities				63,458	2,288,930		63,458	2,288,930
	NV Energy, Inc.	799,100	13,065,285		31,100	508,485		830,200	13,573,770
	PPL Corp.				164,700	4,845,474		164,700	4,845,474

			19,906,383	3.1%		7,642,889	1.9%		27,549,272	2.7%

Electrical Equipment	AMETEK, Inc.		0	0.0%	47,500	1,999,750	0.5%	47,500	1,999,750	0.2%

Electronic Equipment, Instruments & Components	Anixter International, Inc.(a)(b)	150,400	8,969,856		73,435	4,379,663		223,835	13,349,519
	Arrow Electronics, Inc.(b)				33,800	1,264,458		33,800	1,264,458
	Avnet, Inc.(b)	431,400	13,412,226					431,400	13,412,226
	FLIR Systems, Inc.(a)				56,552	1,417,759		56,552	1,417,759
	TE Connectivity, Ltd.				127,400	3,925,194		127,400	3,925,194

			22,382,082	3.5%		10,987,074	2.8%		33,369,156	3.2%

Energy Equipment & Services	Complete Production Services, Inc.(a)(b)	109,788	3,684,485					109,788	3,684,485
	Ensco plc (ADR)	118,200	5,545,944		69,700	3,270,324		187,900	8,816,268
	GulfMark Offshore, Inc. - Class A(a)(b)				25,000	1,050,250		25,000	1,050,250
	Halliburton Co.				86,100	2,971,311		86,100	2,971,311
	Helmerich & Payne, Inc.				43,400	2,532,824		43,400	2,532,824
	National Oilwell Varco, Inc.	92,000	6,255,080					92,000	6,255,080
	Noble Corp.	74,900	2,263,478					74,900	2,263,478
	Oceaneering International, Inc.	98,900	4,562,257					98,900	4,562,257
	Rowan Cos., Inc.(b)				83,700	2,538,621		83,700	2,538,621
	Superior Energy Services, Inc.(a)(b)				143,400	4,078,296		143,400	4,078,296
	Tidewater, Inc.				78,500	3,870,050		78,500	3,870,050
	Weatherford International, Ltd.(b)				187,000	2,737,680		187,000	2,737,680

			22,311,244	3.5%		23,049,356	5.9%		45,360,600	4.4%

Food Products	Bunge, Ltd.				142,800	8,168,160		142,800	8,168,160
	The J. M. Smucker Co.	25,200	1,969,884					25,200	1,969,884

			1,969,884	0.3%		8,168,160	2.1%		10,138,044	1.0%

Gas Utilities	Questar Corp.(a)	377,000	7,487,220	1.2%	100,500	1,995,930	0.5%	477,500	9,483,150	0.9%

Health Care Equipment & Supplies	St. Jude Medical, Inc.		0	0.0%	102,600	3,519,180	0.9%	102,600	3,519,180	0.3%

		Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio)			Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio			Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
	Security Description	Shares	Value		Shares	Value		Shares	Value
Health Care Providers & Services	Aetna, Inc.	186,500	7,868,435					186,500	7,868,435
	AmerisourceBergen Corp.	276,600	10,286,754					276,600	10,286,754
	CIGNA Corp.	245,000	10,290,000					245,000	10,290,000
	Coventry Health Care, Inc.(b)	319,450	9,701,697		113,600	3,450,032		433,050	13,151,729
	DaVita, Inc.(b)				48,200	3,654,042		48,200	3,654,042
	HealthSouth Corp.(a)(b)				75,482	1,333,767		75,482	1,333,767
	Humana, Inc.				33,200	2,908,652		33,200	2,908,652
	McKesson Corp.				64,499	5,025,117		64,499	5,025,117
	Mednax, Inc.(a)(b)	159,300	11,471,193					159,300	11,471,193

			49,618,079	7.7%		16,371,610	4.2%		65,989,689	6.4%

Hotels, Restaurants & Leisure	Darden Restaurants, Inc.(a)		0	0.0%	13,400	610,772	0.2%	13,400	610,772	0.1%

Household Durables	Garmin, Ltd.(a)				54,947	2,187,440		54,947	2,187,440
	Harman International Industries, Inc.				105,200	4,001,808		105,200	4,001,808
	Newell Rubbermaid, Inc.	554,700	8,958,405					554,700	8,958,405
	NVR, Inc.(a)(b)	10,900	7,477,400					10,900	7,477,400
	Tupperware Brands Corp.				72,500	4,057,825		72,500	4,057,825
	Whirlpool Corp.(a)	96,104	4,560,135					96,104	4,560,135

			20,995,940	3.3%		10,247,073	2.6%		31,243,013	3.0%

Household Products	Energizer Holdings, Inc.(a)(b)	113,926	8,826,986	1.4%		0	0.0%	113,926	8,826,986	0.9%

Industrial Conglomerates	Tyco International, Ltd.		0	0.0%	61,700	2,882,007	0.7%	61,700	2,882,007	0.3%

Insurance	ACE, Ltd.				56,500	3,961,780		56,500	3,961,780
	Aon Corp.				55,100	2,578,680		55,100	2,578,680
	Assurant, Inc.	337,660	13,864,320					337,660	13,864,320
	Everest Reinsurance Group, Ltd.				33,400	2,808,606		33,400	2,808,606
	Lincoln National Corp.	560,405	10,883,065					560,405	10,883,065
	Marsh & McLennan Cos., Inc.				122,800	3,882,936		122,800	3,882,936
	PartnerRe, Ltd.	91,214	5,856,851		82,300	5,284,483		173,514	11,141,334
	Principal Financial Group, Inc.	400,100	9,842,460					400,100	9,842,460
	Reinsurance Group of America, Inc.	76,000	3,971,000					76,000	3,971,000
	The Progressive Corp.	291,900	5,694,969					291,900	5,694,969
	W.R. Berkley Corp.(a)	293,950	10,108,940					293,950	10,108,940

			60,221,605	9.4%		18,516,485	4.7%		78,738,090	7.6%

		Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio)			Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio			Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
	Security Description	Shares	Value		Shares	Value		Shares	Value
IT Services	Fiserv, Inc.(b)				113,400	6,661,116		113,400	$6,661,116
	Lender Processing Services, Inc.(a)	530,492	$7,994,514					530,492	7,994,514
	Western Union Co.				191,500	3,496,790		191,500	3,496,790

			7,994,514	1.2%		10,157,906	2.6%		18,152,420	1.8%

Machinery	AGCO Corp.(b)	185,800	7,983,826					185,800	7,983,826
	Dover Corp.				101,000	5,863,050		101,000	5,863,050
	Eaton Corp.	182,300	7,935,519		94,500	4,113,585		276,800	12,049,104
	IDEX Corp.				44,804	1,662,676		44,804	1,662,676
	Kennametal, Inc.				80,336	2,933,871		80,336	2,933,871
	Pall Corp.				73,500	4,200,525		73,500	4,200,525
	Parker Hannifin Corp.				37,000	2,821,250		37,000	2,821,250
	SPX Corp.				33,200	2,000,964		33,200	2,000,964
	Terex Corp.(a)	249,300	3,368,043					249,300	3,368,043
	Timken Co. (The)				11,800	456,778		11,800	456,778
	Trinity Industries, Inc.(a)				194,800	5,855,688		194,800	5,855,688
	Woodward, Inc.(a)				36,000	1,473,480		36,000	1,473,480

			19,287,388	3.0%		31,381,867	8.0%		50,669,255	4.9%

Media	Cablevision Systems Corp. (Class A)	304,000	4,322,880					304,000	4,322,880
	Discovery Communications, Inc. - Class A(b)				92,800	3,802,016		92,800	3,802,016
	Interpublic Group of Cos., Inc. (The)				1,030,000	10,021,900		1,030,000	10,021,900
	Omnicom Group, Inc.				176,400	7,863,912		176,400	7,863,912
	The McGraw-Hill Cos., Inc.	272,300	12,245,331					272,300	12,245,331

			16,568,211	2.6%		21,687,828	5.5%		38,256,039	3.7%

Metals & Mining	Carpenter Technology Corp.				77,900	4,010,292		77,900	4,010,292
	Cliffs Natural Resources, Inc.	123,300	7,687,755					123,300	7,687,755
	IAMGOLD Corp.				229,600	3,639,160		229,600	3,639,160
	Reliance Steel & Aluminum Co.				121,998	5,940,083		121,998	5,940,083
	Royal Gold, Inc.				13,800	930,534		13,800	930,534
	Teck Resources, Ltd. (USD)(b)	199,000	7,002,810					199,000	7,002,810

			14,690,565	2.3%		14,520,069	3.7%		29,210,634	2.8%

		Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio)			Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio			Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
	Security Description	Shares	Value		Shares	Value		Shares	Value
Multi-Utilities	Alliant Energy Corp.(a)	255,700	$11,278,927					255,700	$11,278,927
	CenterPoint Energy, Inc.	547,495	10,999,175					547,495	10,999,175
	CMS Energy Corp.(a)	483,300	10,671,264		237,000	5,232,960		720,300	15,904,224
	DTE Energy Co.	69,600	3,789,720					69,600	3,789,720
	NiSource, Inc.	108,800	2,590,528					108,800	2,590,528
	OGE Energy Corp.(a)	112,100	6,357,191					112,100	6,357,191

			45,686,805	7.1%		5,232,960	1.3%		50,919,765	4.9%

Multiline Retail	J.C. Penney Co., Inc.	271,500	9,543,225					271,500	9,543,225
	Macy’s, Inc.	368,000	11,842,240		200,900	6,464,962		568,900	18,307,202

			21,385,465	3.3%		6,464,962	1.6%		27,850,427	2.7%

Office Electronics	Xerox Corp.		0	0.0%	581,100	4,625,556	1.2%	581,100	4,625,556	0.4%

Oil, Gas & Consumable Fuels	Cabot Oil & Gas Corp.				15,600	1,184,040		15,600	1,184,040
	CONSOL Energy, Inc.				51,200	1,879,040		51,200	1,879,040
	Denbury Resources, Inc.(b)	609,900	9,209,490					609,900	9,209,490
	El Paso Corp.				143,200	3,804,824		143,200	3,804,824
	EQT Corp.				158,000	8,656,820		158,000	8,656,820
	Newfield Exploration Co.(b)	114,900	4,335,177					114,900	4,335,177
	Noble Energy, Inc.	99,800	9,420,122					99,800	9,420,122
	QEP Resources, Inc.				198,100	5,804,330		198,100	5,804,330
	Range Resources Corp.				55,800	3,456,252		55,800	3,456,252
	Whiting Petroleum Corp.(b)	56,020	2,615,574					56,020	2,615,574
	World Fuel Services Corp.(a)	152,743	6,412,151					152,743	6,412,151

			31,992,514	4.9%		24,785,306	6.3%		56,777,820	5.5%

Paper & Forest Products	International Paper Co.		0	0.0%	84,000	2,486,400	0.6%	84,000	2,486,400	0.2%

Pharmaceuticals	Mylan, Inc.(b)				412,200	8,845,812		412,200	8,845,812
	Par Pharmaceutical Cos., Inc.(b)				72,500	2,372,925		72,500	2,372,925
	Shire plc (ADR)	126,300	13,122,570					126,300	13,122,570
	Warner Chilcott plc -Class A(b)	400,100	6,053,513		174,200	2,635,646		574,300	8,689,159
	Watson Pharmaceuticals, Inc.(b)				42,600	2,570,484		42,600	2,570,484

			19,176,083	3.0%		16,424,867	4.2%		35,600,950	3.4%

Professional Services	Dun & Bradstreet Corp.		0	0.0%	8,400	628,572	0.2%	8,400	628,572	0.1%

		Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio)			Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio			Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
	Security Description	Shares	Value		Shares	Value		Shares	Value
Real Estate Investment Trusts	Alexandria Real Estate Equities, Inc.(a)	80,500	$5,552,085		47,824	3,298,421		128,324	$8,850,506
	Annaly Capital Management, Inc.(a)	349,820	5,583,127					349,820	5,583,127
	Boston Properties, Inc.(a)	61,400	6,115,440					61,400	6,115,440
	The Macerich Co.(a)	148,163	7,497,048					148,163	7,497,048
	Vornado Realty Trust	84,543	6,497,975					84,543	6,497,975

			31,245,675	4.8%		3,298,421	0.8%		34,544,096	3.3%

Road & Rail	Kansas City Southern(b)				38,900	2,645,589		38,900	2,645,589
	Knight Transportation, Inc.				25,600	400,384		25,600	400,384

			0	0.0%		3,045,973	0.8%		3,045,973	0.3%

Semiconductors & Semiconductor Equipment	Analog Devices, Inc.				60,314	2,158,035		60,314	2,158,035
	Lam Research Corp.(a)(b)	153,271	5,674,092					153,271	5,674,092
	Micron Technology, Inc.(b)				460,423	2,896,061		460,423	2,896,061
	NXP Semiconductor NV(a)(b)	401,041	6,164,000					401,041	6,164,000
	ON Semiconductor Corp.(b)	1,141,041	8,808,837					1,141,041	8,808,837

			20,646,929	3.2%		5,054,096	1.3%		25,701,025	2.5%

Software	Adobe Systems, Inc.(b)				94,680	2,676,604		94,680	2,676,604
	Intuit, Inc.				56,200	2,955,558		56,200	2,955,558

			0	0.0%		5,632,162	1.4%		5,632,162	0.5%

Specialty Retail	Aeropostale, Inc.(a)(b)				39,302	599,355		39,302	599,355
	Chico’s FAS, Inc.	499,800	5,567,772					499,800	5,567,772
	Guess?, Inc. (a)				105,200	3,137,064		105,200	3,137,064
	Limited Brands, Inc.	192,900	7,783,515					192,900	7,783,515
	PetSmart, Inc.				26,000	1,333,540		26,000	1,333,540
	Pier 1 Imports, Inc.(a)(b)				395,200	5,505,136		395,200	5,505,136

			13,351,287	2.1%		10,575,095	2.7%		23,926,382	2.3%

		Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio)			Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio			Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
	Security Description	Shares	Value		Shares	Value		Shares	Value
Textiles, Apparel & Luxury Goods	PVH Corp.		$0	0.0%	20,600	$1,452,094	0.4%	20,600	$1,452,094	0.1%

Total Common Stock		(Cost $524,427,753)	$618,521,836	96.2%	(Cost $344,862,691)	$381,246,917	97.1%	(Cost $869,290,444)	$999,768,753	96.6%

Short-Term Investments	Security Description	Shares / Par Amount	Value		Shares / Par Amount	Value		Shares / Par Amount	Value
Mutual Funds	State Street Navigator Securities Lending Prime Portfolio(c)	(c)52,032,763	$52,032,763	8.1%	41,342,353	$41,342,353	10.5%	93,375,116	$93,375,116	9.0%

Repurchase Agreement	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $25,561,028 & $13,779,015 on 01/03/12, collateralized by $25,590,000 U.S. Treasury Note at 1.000% due 1/15/14 with a value of $26,076,671 & by $13,550,000 U.S. Treasury Note at 1.750% due 1/31/14 with a value of $14,058,125.	$25,561,000	25,561,000	4.0%	13,779,000	13,779,000	3.5%	39,340,000	39,340,000	3.8%

Total Short-Term Investments		(Cost $77,593,763)	$77,593,763	12.1%	(Cost $55,121,353)	$55,121,353	14.0%	(Cost $132,715,116)	$132,715,116	12.8%

TOTAL INVESTMENTS		(Cost $602,021,516)(d)	$696,115,599	108.3%	(Cost $399,984,044)(d)	$436,368,270	111.1%	(Cost $1,002,005,560)(d)	$1,132,483,869	109.4%

Other Assets and Liabilities (net)			(53,282,310)	-8.3%		(43,738,100)	-11.1%		(97,020,410)	-9.4%

NET ASSETS			$642,833,289	100.0%		$392,630,170	100.0%		$1,035,463,459	100.0%

(a)	All or a portion of the security was on loan. As of December 31, 2011, the market value of securities loaned was $90,700,689 and the collateral received consisted of cash in the amount of $93,375,116. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,018,346,242, The aggregate unrealized appreciation and depreciation of investments was $163,740,641 and $(49,603,014), respectively, resulting in net unrealized appreciation of $114,137,627 for federal income tax purposes.

(ADR)	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

	Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value (formerly, Neuberger Berman Mid Cap Value Portfolio) Portfolio				Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio				Met Investors Series Trust Lord Abbett Mid Cap Value Proforma
Description	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$618,521,836	$—	$—	$618,521,836	$381,246,917	$—	$—	$381,246,917	$999,768,753	$—	$—	$999,768,753

Short-Term Investments				—								—
Mutual Funds	52,032,763	—	—	52,032,763	41,342,353	—	—	41,342,353	93,375,116	—	—	93,375,116
Repurchase Agreement	—	25,561,000	—	25,561,000	—	13,779,000	—	13,779,000	—	39,340,000	—	39,340,000

Total Short-Term Investments	52,032,763	25,561,000	—	77,593,763	41,342,353	13,779,000	—	55,121,353	93,375,116	39,340,000	—	132,715,116

Total Investments	$670,554,599	$25,561,000	$—	$696,115,599	$422,589,270	$13,779,000	$—	$436,368,270	$1,093,143,869	$39,340,000	$—	$1,132,483,869

*	See Schedule of Investments for additional detailed categorizations.

Met Investors Series Trust

COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011 (UNAUDITED)

	Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio)		Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio		Adjustments (References are to Pro Forma Footnotes)		Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio Pro Forma Combined
Assets
Investments at value	$670,554,599	(a)(b)	$422,589,270	(a)(b)	$0		$1,093,143,869	(a)(b)
Repurchase Agreement	25,561,000		13,779,000		0		39,340,000
Cash	508		417		0		925
Receivable for:
Investments sold	0		1,092,728		0		1,092,728
Trust shares sold	132,748		42,491		0		175,239
Dividends and Interest	662,474		467,408		0		1,129,882

Total assets	696,911,329		437,971,314		0		1,134,882,643
Liabilities
Payable for:
Investments purchased	0		3,314,921		0		3,314,921
Trust shares redeemed	1,488,016		303,117		0		1,791,133
Collateral on securities on loan	52,032,763		41,342,353		0		93,375,116
Foreign taxes	11,742		0		0		11,742
Accrued expenses:
Management fees	353,789		225,164		0		578,953
Distribution and services fees—Class B and Class E	76,937		75,775		0		152,712
Administration fees	0		1,872		0		1,872
Custodian and accounting fees	0		5,472		0		5,472
Deferred trustees' fees	24,731		25,067		0		49,798
Other expenses	90,062		47,403		0		137,465

Total liabilities	54,078,040		45,341,144		0		99,419,184

Net Assets	$642,833,289		$392,630,170		$0		$1,035,463,459

Net Assets Represented by
Paid in surplus	$703,975,314		$463,028,560		$0		1,167,003,874
Accumulated net realized loss	(160,251,228)		(108,541,146)		0		(268,792,374)
Unrealized appreciation on investments and foreign currency transactions	94,094,827		36,384,226		0		130,479,053
Undistributed net investment income	5,014,376		1,758,530		0		6,772,906

Net Assets	$642,833,289		$392,630,170		$0		$1,035,463,459

Net Assets—Class A	$263,247,024		$35,554,372		$0		$298,801,396

Net Assets—Class B	340,393,733		357,075,798		0		697,469,531

Net Assets—Class E	39,192,532		0		0		39,192,532

Capital shares outstanding*—Class A	14,136,530		2,311,974		2,981,485	(c)	19,429,989

Capital shares outstanding*—Class B	18,486,626		23,529,542		3,943,650	(c)	45,959,818

Capital shares outstanding—Class E	2,112,460				436,091	(c)	2,548,551

Net Asset Value, Offering Price and Redemption Price Per Share—Class A	$18.62		$15.38		0		$15.38

Net Asset Value, Offering Price and Redemption Price Per Share—Class B	18.41		15.18		0		15.18

Net Asset Value, Offering Price and Redemption Price Per Share—Class E	18.55				0		15.38

* The Portfolio is authorized to issue an unlimited number of shares.
(a) Investments at cost, excluding repurchase agreements was	$576,460,516		$386,205,044		—		$962,665,560
(b) Includes securities loaned at value of	$50,570,894		$40,129,795		—		$90,700,689

(c)	Reflects change in shares outstanding due to the issuance of Class A, B & E Shares of Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio in exchange for Class A, B & E Shares of Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value Portfolio (formerly, Neuberger Berman Mid Cap Value Portfolio) based upon the net asset value of the Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio's Class A, B & E Shares at December 31, 2011.

See notes to financial statements

Met Investors Series Trust

COMBINED PRO FORMA STATEMENT OF OPERATIONS

For the year ended December 31, 2011 (UNAUDITED)

	Metropolitan Series Fund, Inc Lord Abbett Mid Cap Value (formerly, Neuberger Berman Mid Cap Value Portfolio) Portfolio	Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio	Adjustments (References are to Pro Forma Footnotes)		Pro Forma Combined
Investment Income
Dividends(a)	$10,783,877	$5,713,913	$0		$16,497,790
Interest(b)	229,293	113,511	0		342,804

	11,013,170	5,827,424	0		16,840,594
Expenses
Management fees	4,584,000	2,832,297	(156,396	)(c)	7,259,901
Administration fees	0	23,883	27,717	(d)	51,600
Custodian and accounting fees	59,408	65,505	(22,309	)(d)	102,604
Distribution and service fees—Class B	909,194	951,043	0		1,860,237
Distribution and service fees—Class E	69,249	0	0		69,249
Audit and tax services	35,763	33,061	(35,763	)(d)	33,061
Legal	8,165	33,286	(6,451	)(d)	35,000
Trustees' fees and expenses	50,558	35,424	(58,922	)(d)	27,060
Shareholder reporting	144,065	48,608	(23,235	)(d)	169,438
Insurance	7,033	2,408	(4,441	)(d)	5,000
Miscellaneous	12,390	7,466	(9,856	)(d)	10,000

Total Expenses	5,879,825	4,032,981	(289,656)		9,623,150
Less broker commission recapture	(51,920)	(7,440)	51,920	(d)	(7,440)

Net Expenses	5,827,905	4,025,541	(237,736)		9,615,710

Net Investment Income	5,185,265	1,801,883	237,736		7,224,884

Net Realized and Change in Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Investments	32,776,272	34,259,445	0		67,035,717
Foreign currency transactions	933	0	0		933

Net realized gain (loss) on investments and foreign currency transactions	32,777,205	34,259,445	0		67,036,650

Unrealized appreciation (depreciation) on:
Investments	(82,350,029)	(50,735,165)	0		(133,085,194)
Foreign currency transactions	134	0	0		134

Net change in unrealized appreciation on investments and foreign currency transactions	(82,349,895)	(50,735,165)	0		(133,085,060)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(49,572,690)	(16,475,720)	0		(66,048,410)

Net increase (decrease) in Net Assets from Operations	$(44,387,425)	(14,673,837)	237,736		$(58,823,526)

(a) Net of foreign withholding taxes of	$67,079	13,174	0		$80,253
(b) Includes net income on securities loaned of	$225,707	112,148	0		$337,855

(c)	Reflects the Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio's investment advisory fee rate.
(d)	Reflects adjustment of certain balances to conform to the Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio's expense structure.

See notes to financial statements

Met Investors Series Trust

Notes to Pro Forma Combining Financial Statements (Unaudited)

December 31, 2011

1 Description of the Fund

The Lord Abbett Mid Cap Value Portfolio (the “Portfolio” ), a portfolio of Met Investors Series Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Portfolio consists of three classes of shares, Class A, Class B and Class E. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares.

2 Basis of Combination

The unaudited pro forma statements give effect to the proposed reorganization of Lord Abbett Mid Cap Value (formerly, Neuberger Berman Mid Cap Value Portfolio) Portfolio (the “Lord Abbett Mid Cap Value (formerly, Neuberger Berman Mid Cap Value Portfolio)”), a portfolio of Metropolitan Series Fund, Inc. (“MSF”), in exchange for shares of the Lord Abbett Mid Cap Value Portfolio, a portfolio of the Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Lord Abbett Mid Cap Value Portfolio, and the results of operations of Lord Abbett Mid Cap Value Portfolio for pre-combination periods will not be restated.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Lord Abbett Mid Cap Value (formerly, Neuberger Berman Mid Cap Value Portfolio) and Lord Abbett Mid Cap Value Portfolio, as though the reorganization occurred as of December 31, 2011.

The pro forma unaudited statement of operations reflects the results of operations of each of the merged Portfolios for the twelve-month period ended December 31, 2011 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Lord Abbett Mid Cap Value (formerly, Neuberger Berman Mid Cap Value Portfolio) and Lord Abbett Mid Cap Value Portfolio, which are incorporated by reference in the Statement of Additional Information.

3 Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Valuation—Equity securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities traded over-the counter but not quoted on NASDAQ are valued at the last sales price, and, if no sales price, then at the last bid price. Short positions traded in the OTC market are valued at the last available ask price.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Trustees (the “Board”). Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Swap agreements and options traded in the over the counter (“OTC”) market are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer. Investments in mutual funds are valued at the daily net asset value (“NAV”) of the mutual fund.

The Portfolio has retained a third party pricing service to fair value its equity investments that are traded principally on a foreign exchange or market which closes prior to the Portfolio’s time of valuation. The fair value of each security that is traded principally on an exchange or market outside of the United States generally is calculated by applying a valuation factor provided by the third party pricing service to the last sales price for that security, or, if there is no reported sale during the day, the last reported bid price for that security.

If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by a Valuation Committee established by the Board, using procedures approved by the Board. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV.

B. Investment Transactions and Related Investment Income—Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

C. Income Taxes—It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

D. Dividends and Distributions to Shareholders—The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign withholding taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

E. Securities Lending—The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Interest income received by the Portfolio in securities lending transactions during the twelve-month period ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at the twelve-month period ended December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

F. Repurchase Agreements—The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

G. Directed Brokerage Agreement—The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

4 Federal Income Taxes

Each Fund has elected to be taxed as a regulated investment company. After the acquisition, the Lord Abbett Mid Cap Value intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.

5 Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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PROXY	METROPOLITAN SERIES FUND, INC. LORD ABBETT MID CAP VALUE PORTFOLIO Special Meeting of Stockholders – April 23, 2012	PROXY

KNOW ALL MEN BY THESE PRESENTS that the undersigned stockholder(s) of the Lord Abbett Mid Cap Value Portfolio (the “Acquired Portfolio”), a series of Metropolitan Series Fund, Inc. (the “Fund”), hereby appoints Elizabeth M. Forget, Andrew L. Gangolf and Michael P. Lawlor, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Stockholders of the Acquired Portfolio to be held on April 23, 2012, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time, and at any adjournment or postponements thereof (“Special Meeting”), as follows:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED. THE BOARD OF DIRECTORS OF THE FUND SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

999 9999 9999 999	1234 5678

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

, 2012
Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

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		FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	To approve an Agreement and Plan of Reorganization providing for the sale of the assets of the Acquired Portfolio to, and the assumption of the liabilities of the Acquired Portfolio by, the Lord Abbett Mid Cap Value Portfolio (the “Acquiring Portfolio”), a series of Met Investors Series Trust, in exchange for shares of the Acquiring Portfolio and the distribution of such shares to the stockholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

To consider and act upon any other matters that properly come before the Meeting and any adjourned or postponed session of the Meeting.

VOTING OPTIONS:
VOTE ON THE INTERNET
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VOTE BY PHONE
Call 1-866-298-8476
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VOTE BY MAIL
Vote, sign and date this Voting
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VOTE IN PERSON
Attend Stockholders Meeting
501 Boylston Street
Boston MA 02116
on April 23, 2012

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VOTING INSTRUCTION	METROPOLITAN SERIES FUND, INC. LORD ABBETT MID CAP VALUE PORTFOLIO Special Meeting of Stockholders – April 23, 2012	VOTING INSTRUCTION

[Insurance Company Name Drop-In]

The undersigned hereby instructs the above Insurance Company (the “Insurance Company”) to vote the shares of the Lord Abbett Mid Cap Value Portfolio (the “Acquired Portfolio”), a series of Metropolitan Series Fund, Inc. (the “Fund”), as to which the undersigned is entitled to give instructions at the Special Meeting of Stockholders of the Acquired Portfolio to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on April 23, 2012, and at any adjournments or postponements thereof.

The Insurance Company and the Board of Directors of the Fund (the “Board”) solicit your voting instructions, and the Board recommends that you instruct the Insurance Company to vote “FOR” the Proposal, which is being proposed by the Fund. The Insurance Company will vote the appropriate number of Acquired Portfolio shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Insurance Company will vote FOR the Proposal. The Insurance Company is authorized to vote in its discretion upon such other business as may properly come before the meeting and any adjournment thereof. Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-298-8476

999 9999 9999 999	1234 5678

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

, 2012
Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION FORM IN THE

ENCLOSED ENVELOPE TODAY

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:¢

		FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	To approve an Agreement and Plan of Reorganization providing for the sale of the assets of the Acquired Portfolio to, and the assumption of the liabilities of the Acquired Portfolio by, the Lord Abbett Mid Cap Value Portfolio (the “Acquiring Portfolio”), a series of Met Investors Series Trust, in exchange for shares of the Acquiring Portfolio and the distribution of such shares to the stockholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

To consider and act upon any other matters that properly come before the Meeting and any adjourned or postponed session of the Meeting.

MET INVESTORS SERIES TRUST

PART C

OTHER INFORMATION

Item 15.	Indemnification.

The Trust’s Agreement and Declaration of Trust provides that each Trustee and officer of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee or officer (1) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful. Reference is made to Article VII, Sections 4, 5, 6 and 8, of the Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a)(1) to the Trust’s Registration Statement on Form N-1A filed on October 23, 2000, File Nos. 333-48465 and 811-10183 (“Form N-1A Registration Statement”).

The Fund Participation Agreements (the “Participation Agreements”) provide that certain affiliates of the Trust are entitled to be indemnified against certain losses arising from acts by certain other parties to the Participation Agreements, including, but not limited to, acts relating to (1) making untrue statements of material fact or omissions of facts in certain related registration statements, prospectuses or statements of additional information, annual or semi-annual shareholder reports or sales literature; (2) unlawful conduct with respect to the sale of, among other things, variable annuity contracts or shares of certain related investment companies; or (3) breaching the relevant Participation Agreement or the representations or warranties therein. Certain of the Participation Agreements also indemnify certain Trust affiliates against certain other parties’ failure to comply with the investment objectives, policies, and restrictions of certain related investment companies. For more specific information regarding the indemnification provisions of the Fund Participation Agreements, please refer to Section 16 of the Fund Participation Agreement, which is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 32 to the Form N-1A Registration Statement filed with the SEC on May 1, 2009 (“Post-Effective Amendment No. 32”); Section 20 of the Fund Participation Agreement with respect to American Funds Insurance Series, which is incorporated by reference to Exhibit (e)(1)(i) to Post-Effective Amendment No. 32; and to Section 19 of the Fund Participation Agreement with respect to American Funds Insurance Series, which is incorporated by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 32.

The Second Amended and Restated Distribution Agreement for Class A shares (the “Class A Distribution Agreement”) provides that MetLife Investors Distribution Company (“MLIDC”) will indemnify and hold harmless the Trust, its officers, Trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or Statement of Additional Information (“SAI”) or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of MLIDC in its capacity as a principal underwriter of the Trust’s Class A shares, and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that MLIDC shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by certain parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

In addition, under the Class A Distribution Agreement, the Trust shall indemnify and hold harmless MLIDC from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which MLIDC may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by MLIDC. Reference is made to Section 13 of the Class A Distribution Agreement among the Trust and MLIDC, which is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 32. The Trust’s Distribution Agreements for Class B shares, Class C shares and Class E shares have identical indemnification provisions as those in the Class A Distribution Agreement, except that they apply to either Class B shares, Class C shares or Class E shares, as applicable. Reference is made to Section 13 of the Distribution Agreement with respect to Class B shares, the Distribution Agreement with respect to Class C shares and the Distribution Agreement with respect to Class E shares, which are incorporated by reference to Exhibit (e)(3), Exhibit (e)(5) and Exhibit (e)(4), respectively, to Post-Effective Amendment No. 32.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant, its Trustees and officers, are insured under a policy of insurance maintained by the Registrant within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 16.	Exhibits:

1(a). Agreement and Declaration of Trust is incorporated by reference to the Form N-1A Registration Statement.

1(b). Certificate of Trust is incorporated by reference to the Form N-1A Registration Statement.

2. By-Laws are incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Management Agreement between Met Investors Advisory Corp. (now known as MetLife Advisers, LLC) and Met Investors Series Trust is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 32.

6(a)(1). Amendment No. 1 to Management Agreement is incorporated by reference to Exhibit (d)(1)(i) to Post-Effective Amendment No. 32.

6(a)(2). Amendment No. 2 to Management Agreement is incorporated by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 32.

6(a)(3). Amendment No. 3 to Management Agreement is incorporated by reference to Exhibit (d)(1)(iii) to Post-Effective Amendment No. 32.

6(a)(4). Amendment No. 4 to Management Agreement is incorporated by reference to Exhibit (d)(1)(iv) to Post-Effective Amendment No. 32.

6(a)(5). Amendment No. 5 to Management Agreement is incorporated by reference to Exhibit (d)(1)(v) to Post-Effective Amendment No. 32.

6(a)(6). Amendment No. 6 to Management Agreement is incorporated by reference to Exhibit (d)(1)(vi) to Post-Effective Amendment No. 32.

6(a)(7). Amendment No. 7 to Management Agreement is incorporated by reference to Exhibit (d)(1)(vii) to Post-Effective Amendment No. 32.

6(a)(8). Amendment No. 8 to Management Agreement is incorporated by reference to Exhibit (d)(1)(viii) to Post-Effective Amendment No. 32.

6(a)(9). Amendment No. 9 to Management Agreement is incorporated by reference to Exhibit (d)(1)(ix) to Post-Effective Amendment No. 32.

6(a)(10). Amendment No. 10 to Management Agreement is incorporated by reference to Exhibit (d)(1)(x) to Post-Effective Amendment No. 32.

6(a)(11). Amendment No. 11 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xi) to Post-Effective Amendment No. 32.

6(a)(12). Amendment No. 12 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xii) to Post-Effective Amendment No. 32.

6(a)(13). Amendment No. 13 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xiii) to Post-Effective Amendment No. 32.

6(a)(14). Amendment No. 14 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xiv) to Post-Effective Amendment No. 32.

6(a)(15). Amendment No. 15 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xv) to Post-Effective Amendment No. 32.

6(a)(16). Amendment No. 16 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xvi) to Post-Effective Amendment No. 32.

6(a)(17). Amendment No. 17 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xvii) to Post-Effective Amendment No. 32.

6(a)(18). Amendment No. 18 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xviii) to Post-Effective Amendment No. 32.

6(a)(19). Amendment No. 19 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xix) to Post-Effective Amendment No. 32.

6(a)(20). Amendment No. 20 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xx) to Post-Effective Amendment No. 32.

6(a)(21). Amendment No. 21 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxi) to Post-Effective Amendment No. 32.

6(a)(22). Amendment No. 22 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxii) to Post-Effective Amendment No. 32.

6(a)(23). Amendment No. 23 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxiii) to Post-Effective Amendment No. 32.

6(a)(24). Amendment No. 24 to the Management Agreement is incorporated by reference to Exhibit(d)(1)(xxiv) to Post-Effective Amendment No. 32.

6(a)(25). Amendment No. 25 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxv) to Post-Effective Amendment No. 32.

6(a)(26). Amendment No. 26 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxvi) to Post-Effective Amendment No. 32.

6(a)(27). Amendment No. 27 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxvii) to Post-Effective Amendment No. 32.

6(a)(28). Amendment No. 28 to the Management Agreement is incorporated by reference to Exhibit (d)(1)(xxviii) to Post-Effective Amendment No. 32.

6(a)(29). Amendment No. 29 to the Management Agreement is incorporated by reference to Exhibit(d)(1)(xxix) to Post-Effective Amendment No. 32.

6(a)(30). Amendment No. 30 to Management Agreement is incorporated by reference to Exhibit(d)(1)(xxx) to Post-Effective Amendment No. 32.

6(a)(31). Amendment No. 31 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xxxi) to Post-Effective Amendment No. 32.

6(a)(32). Amendment No. 32 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xxxii) to Post-Effective Amendment No. 32.

6(a)(33). Amendment No. 33 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xxxiii) to Post-Effective Amendment No. 32.

6(a)(34). Amendment No. 34 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xxxiv) to Post-Effective Amendment No. 36 to the Registration Statement filed with the SEC on April 30, 2010 (“Post-Effective Amendment No. 36”).

6(a)(35). Amendment No. 35 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xxxv) to Post-Effective Amendment No. 42 to the Registration Statement filed with the SEC on April 29, 2011 (“Post-Effective Amendment No. 42”).

6(a)(36). Amendment No. 36 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xxxvi) to Post-Effective Amendment No. 42.

6(a)(37) Form of Amendment No. 37 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xxxvii) to Post-Effective Amendment No. 45 to the Form N-1A Registration Statement filed with the SEC on February 27, 2012 (“Post-Effective Amendment No. 45”).

6(a)(38) Form of Amendment No. 38 to Management Agreement is incorporated by reference to Exhibit (d)(1)(xxxviii) to Post-Effective Amendment No. 45.

6(b). Investment Advisory Agreement between Lord, Abbett & Co. and Met Investors Advisory Corp., a predecessor of MetLife Advisers, LLC, with respect to the Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 32.

6(b)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7)(i) to Post-Effective Amendment No. 32.

6(b)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7)(ii) to Post-Effective Amendment No. 32.

6(b)(3). Amendment No. 3 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7)(iii) to Post-Effective Amendment No. 32.

6(b)(4). Amendment No. 4 to Investment Advisory Agreement with respect to Lord Abbett Bond Debenture Portfolio is incorporated by reference to Exhibit (d)(7)(iv) to Post-Effective Amendment No. 36.

6(c). Investment Advisory Agreement between Lord, Abbett & Co. and Met Investors Advisory Corp., a predecessor of MetLife Advisers, LLC, with respect to the Lord Abbett Mid-Cap Value Portfolio is incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 32.

6(c)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio is incorporated by reference to Exhibit (d)(8)(i) to Post-Effective Amendment No. 32.

6(c)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio is incorporated by reference to Exhibit (d)(8)(ii) to Post-Effective Amendment No. 32.

6(c)(3). Amendment No. 3 to Investment Advisory Agreement with respect to Lord Abbett Mid-Cap Value Portfolio is incorporated by reference to Exhibit (d)(8)(iii) to Post-Effective Amendment No. 36.

6(d). Investment Advisory Agreement between Pacific Investment Management Company LLC and Met Investors Advisory Corp., a predecessor of MetLife Advisers, LLC, with respect to the PIMCO Total Return Portfolio is incorporated by reference to
Exhibit (d)(18) to Post-Effective Amendment No. 32.

6(d)(1). Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio is incorporated by reference to Exhibit (d)(18)(i) to Post-Effective Amendment No. 32.

6(d)(2). Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio is incorporated by reference to Exhibit (d)(18)(ii) to Post-Effective Amendment No. 32.

6(d)(3). Amendment No. 3 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio is incorporated by reference to Exhibit (d)(18)(iii) to Post-Effective Amendment No. 32.

6(d)(4). Amendment No. 4 to Investment Advisory Agreement with respect to PIMCO Total Return Portfolio is incorporated by reference to Exhibit (d)(18)(iv) to Post-Effective Amendment No. 36.

6(e). Investment Advisory Agreement between RCM Capital Management LLC and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to RCM Global Technology Portfolio (currently known as RCM Technology Portfolio) is incorporated by reference to Exhibit (d)(20)(ii) to Post-Effective Amendment No. 32.

6(e)(1). Amendment No. 1 to Investment Advisory Agreement with respect to RCM Technology Portfolio is incorporated by reference to Exhibit (d)(20)(iii) to Post-Effective Amendment No. 32.

6(e)(2). Amendment No. 2 to Investment Advisory Agreement with respect to RCM Technology Portfolio is incorporated by reference to Exhibit (d)(20)(iv) to Post-Effective Amendment No. 36.

6(f). Investment Advisory Agreement between Massachusetts Financial Services Company and Met Investors Advisory Corp., a predecessor of MetLife Advisers, LLC, with respect to the MFS® Research International Portfolio is incorporated by reference to Exhibit (d)(22) to Post-Effective Amendment No. 32.

6(f)(1). Amendment No. 1 to Investment Advisory Agreement with respect to MFS® Research International Portfolio is incorporated by reference to Exhibit (d)(22)(i) to Post-Effective Amendment No. 32.

6(f)(2). Amendment No. 2 to Investment Advisory Agreement with respect to MFS® Research International Portfolio is incorporated by reference to Exhibit (d)(22)(ii) to Post-Effective Amendment No. 44 to the Registration Statement filed with the SEC on February 2, 2012 (“Post-Effective Amendment No. 44”).

6(f)(3). Amendment No. 3 to Investment Advisory Agreement with respect to MFS® Research International Portfolio is incorporated by reference to Exhibit (d)(22)(iii) to Post-Effective Amendment No. 44.

6(f)(4). Amendment No. 4 to Investment Advisory Agreement with respect to MFS® Research International Portfolio is incorporated by reference to Exhibit (d)(22)(iv) to Post-Effective Amendment No. 44.

6(g). Investment Advisory Agreement between OppenheimerFunds, Inc. and Met Investors Advisory Corp., a predecessor of MetLife Advisers, LLC, with respect to the Oppenheimer Capital Appreciation Portfolio is incorporated by reference to Exhibit (d)(24) to Post-Effective Amendment No. 32.

6(g)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio is incorporated by reference to Exhibit (d)(24)(i) to Post-Effective Amendment No. 32.

6(g)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio is incorporated by reference to Exhibit (d)(24)(ii) to Post-Effective Amendment No. 32.

6(g)(3). Amendment No. 3 to Investment Advisory Agreement with respect to Oppenheimer Capital Appreciation Portfolio is incorporated by reference to Exhibit (d)(24)(iii) to Post-Effective Amendment No. 36.

6(h). Investment Advisory Agreement between AIM Advisors, Inc. and Met Investors Advisory Corp., a predecessor of MetLife Advisers, LLC, with respect to the Met/AIM Small Cap Growth Portfolio (currently known as Invesco Small Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 32.

6(h)(1). Amendment No. 1 to Investment Advisory Agreement with respect to the Met/AIM Small Cap Growth Portfolio (currently known as Invesco Small Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(25)(i) to Post-Effective Amendment No. 32.

6(h)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Met/AIM Small Cap Growth Portfolio (currently known as Invesco Small Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(25)(ii) to Post-Effective Amendment No. 32.

6(h)(3). Amendment No. 3 to Investment Advisory Agreement with respect to the Met/AIM Small Cap Growth Portfolio (currently known as Invesco Small Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(25)(iii) to Post-Effective Amendment No. 32.

6(h)(4). Amendment No. 4 to Investment Advisory Agreement with respect to Met/AIM Small Cap Growth Portfolio (currently known as Invesco Small Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(25)(iv) to Post-Effective Amendment No. 33 to the Registration Statement filed with the SEC on February 9, 2010 (“Post-Effective Amendment No. 33”).

6(h)(5). Amendment No. 5 to Investment Advisory Agreement with respect to Met/AIM Small Cap Growth Portfolio (currently known as Invesco Small Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(25)(v) to Post-Effective Amendment No. 36.

6(h)(6) Amendment No. 6 to Investment Advisory Agreement with respect to Invesco Small Cap Growth Portfolio is incorporated by reference to Exhibit (d)(25)(vi) to Post-Effective Amendment No. 44.

6(i). Investment Advisory Agreement between EQSF Advisers, Inc. (currently known as Third Avenue Management LLC) and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Third Avenue Small Cap Value Portfolio is incorporated by reference to Exhibit (d)(28) to Post-Effective Amendment No. 32.

6(i)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is incorporated by reference to Exhibit (d)(28)(i) to Post-Effective Amendment No. 32.

6(i)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is incorporated by reference to Exhibit (d)(28)(ii) to Post-Effective Amendment No. 32.

6(i)(3). Amendment No. 3 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is incorporated by reference to Exhibit (d)(28)(iii) to Post-Effective Amendment No. 36.

6(i)(4) Amendment No. 4 to Investment Advisory Agreement with respect to Third Avenue Small Cap Value Portfolio is incorporated by reference to Exhibit (d)(28)(iv) to Post-Effective Amendment No. 44.

6(j). Investment Advisory Agreement between Harris Associates L.P. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Harris Oakmark International Portfolio is incorporated by reference to Exhibit (d)(29) to Post-Effective Amendment No. 32.

6(j)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is incorporated by reference to Exhibit (d)(29)(i) to Post-Effective Amendment No. 32.

6(j)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is incorporated by reference to Exhibit (d)(29)(ii) to Post-Effective Amendment No. 32.

6(j)(3). Amendment No. 3 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is incorporated by reference to Exhibit (d)(29)(iii) to Post-Effective Amendment No. 32.

6(j)(4). Amendment No. 4 to Investment Advisory Agreement with respect to Harris Oakmark International Portfolio is incorporated by reference to Exhibit (d)(29)(iv) to Post-Effective Amendment No. 36.

6(k). Investment Advisory Agreement between T. Rowe Price Associates, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to T. Rowe Price Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(31) to Post-Effective Amendment No. 32.

6(k)(1). Amendment No. 1 to Investment Advisory Agreement with respect to T. Rowe Price Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(31)(i) to Post-Effective Amendment No. 32.

6(k)(2). Amendment No. 2 to Investment Advisory Agreement with respect to T. Rowe Price Mid-Cap Growth Portfolio is incorporated by reference to Exhibit (d)(31)(ii) to Post-Effective Amendment No. 36.

6(l). Investment Advisory Agreement between Pacific Investment Management Company LLC and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to PIMCO Inflation Protected Bond Portfolio is incorporated by reference to Exhibit (d)(33) to Post-Effective Amendment No. 32.

6(l)(1). Amendment No. 1 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio is incorporated by reference to Exhibit (d)(33)(i) to Post-Effective Amendment No. 32.

6(l)(2). Amendment No. 2 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio is incorporated by reference to Exhibit (d)(33)(ii) to Post-Effective Amendment No. 32.

6(l)(3). Amendment No. 3 to Investment Advisory Agreement with respect to PIMCO Inflation Protected Bond Portfolio is incorporated by reference to Exhibit (d)(33)(iii) to Post-Effective Amendment No. 36.

6(m). Investment Advisory Agreement between Turner Investment Partners, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to Turner Mid Cap Growth Portfolio is incorporated by reference to Exhibit (d)(35) to Post-Effective Amendment No. 32.

6(m)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Turner Mid Cap Growth Portfolio is incorporated by reference to Exhibit (d)(35)(i) to Post-Effective Amendment No. 32.

6(m)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Turner Mid Cap Growth Portfolio is incorporated by reference to Exhibit (d)(35)(ii) to Post-Effective Amendment No. 33.

6(m)(3). Amendment No. 3 to Investment Advisory Agreement with respect to Turner Mid Cap Growth Portfolio is incorporated by reference to Exhibit (d)(35)(iii) to Post-Effective Amendment No. 36.

6(n). Investment Advisory Agreement between Goldman Sachs Asset Management, L.P. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to Goldman Sachs Mid Cap Value Portfolio is incorporated by reference to Exhibit (d)(36) to Post-Effective Amendment No. 32.

6(n)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Goldman Sachs Mid Cap Value Portfolio is incorporated by reference to Exhibit (d)(36)(i) to Post-Effective Amendment No. 32.

6(n)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Goldman Sachs Mid Cap Value Portfolio is incorporated by reference to Exhibit (d)(36)(ii) to Post-Effective Amendment No. 36.

6(o). Management Agreement between Registrant and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio is incorporated by reference to Exhibit (d)(37) to Post-Effective Amendment No. 32.

6(o)(1). Amendment No. 1 to Management Agreement is incorporated by reference to Exhibit (d)(37)(i) to Post-Effective Amendment No. 32.

6(o)(2). Amendment No. 2 to Management Agreement with respect to Met/Franklin Templeton Founding Strategy Portfolio, American Funds® Moderate Allocation Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Growth Allocation Portfolio is incorporated by reference to Exhibit (d)(37)(ii) to Post-Effective Amendment No. 32.

6(o)(3). Amendment No. 3 to Management Agreement is incorporated by reference to Exhibit (d)(37)(iii) to Post-Effective Amendment No. 37.

6(o)(4). Amendment No. 4 to Management Agreement with respect to MetLife Balanced Plus Portfolio is incorporated by reference to Exhibit (d)(37)(iv) to Post-Effective Amendment No. 42.

6(p). Investment Advisory Agreement between Batterymarch Financial Management, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Batterymarch Growth and Income Portfolio is incorporated by reference to Exhibit (d)(43) to Post-Effective Amendment No. 32.

6(p)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Batterymarch Growth and Income Portfolio is incorporated by reference to Exhibit (d)(43)(i) to Post-Effective Amendment No. 36.

6(q). Investment Advisory Agreement between Pioneer Investment Management, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Pioneer Fund Portfolio is incorporated by reference to Exhibit (d)(48) to Post-Effective Amendment No. 32.

6(q)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Pioneer Fund is incorporated by reference to Exhibit (d)(48)(i) to Post-Effective Amendment No. 32.

6(q)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Pioneer Fund Portfolio is incorporated by reference to Exhibit (d)(48)(ii) to Post-Effective Amendment No. 36.

6(r). Investment Advisory Agreement between Pioneer Investment Management, Inc. and Met Investors Advisory LLC, a predecessor of MetLife Advisers, LLC, with respect to the Pioneer Strategic Income Portfolio is incorporated by reference to Exhibit (d)(49) to Post-Effective Amendment No. 32.

6(r)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Pioneer Strategic Income Portfolio is incorporated by reference to Exhibit (d)(49)(i) to Post-Effective Amendment No. 32.

6(r)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Pioneer Strategic Income Portfolio is incorporated by reference to Exhibit (d)(49)(ii) to Post-Effective Amendment No. 36.

6(s). Investment Advisory Agreement between Dreman Value Management LLC and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Dreman Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(51) to Post-Effective Amendment No. 32.

6(s)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Dreman Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(51)(i) to Post-Effective Amendment No. 32.

6(s)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Dreman Small-Cap Value Portfolio is incorporated by reference to Exhibit (d)(51)(ii) to Post-Effective Amendment No. 36.

6(t). Investment Advisory Agreement between Massachusetts Financial Services Company and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the MFS® Emerging Markets Equity Portfolio is incorporated by reference to Exhibit (d)(53) to Post-Effective Amendment No. 32.

6(t)(1). Amendment No. 1 to Investment Advisory Agreement with respect to MFS® Emerging Markets Equity Portfolio is incorporated by reference to Exhibit (d)(53)(i) to Post-Effective Amendment No. 36.

6(u). Investment Advisory Agreement between Loomis, Sayles & Company, L.P. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Loomis Sayles Global Markets Portfolio is incorporated by reference to Exhibit (d)(54) to Post-Effective Amendment No. 32.

6(u)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Loomis Sayles Global Markets Portfolio is incorporated by reference to Exhibit (d)(54)(i) to Post-Effective Amendment No. 36.

6(v). Investment Advisory Agreement between Janus Capital Management LLC and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Janus Capital Appreciation Portfolio (currently known as Janus Forty Portfolio) is incorporated by reference to Exhibit (d)(55) to Post-Effective Amendment No. 32.

6(v)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Janus Forty Portfolio is incorporated by reference to Exhibit (d)(55)(i) to Post-Effective Amendment No. 36.

6(v)(2) Amendment No. 2 to Investment Advisory Agreement with respect to Janus Forty Portfolio is incorporated by reference to Exhibit (d)(55)(ii) to Post-Effective Amendment No. 44.

6(w). Investment Advisory Agreement between Lazard Asset Management LLC and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Lazard Mid-Cap Portfolio is incorporated by reference to Exhibit (d)(56) to Post-Effective Amendment No. 32.

6(w)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Lazard Mid-Cap Portfolio is incorporated by reference to Exhibit (d)(56)(i) to Post-Effective Amendment No. 36.

6(x)(1). Investment Advisory Agreement between Morgan Stanley Asset Management and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Van Kampen Mid Cap Growth Portfolio (currently known as Morgan Stanley Mid Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(60) to Post-Effective Amendment No. 32.

6(x)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Van Kampen Mid Cap Growth Portfolio (currently known as Morgan Stanley Mid Cap Growth Portfolio) is incorporated by reference to Exhibit (d)(60)(i) to Post-Effective Amendment No. 36.

6(x)(2). Amendment No. 2 to Investment Advisory Agreement with respect to Morgan Stanley Mid Cap Growth Portfolio is incorporated by reference to Exhibit (d)(60)(ii) to Post-Effective Amendment No. 36.

6(y). Investment Advisory Agreement between CAM North America, LLC (currently known as ClearBridge Advisors, LLC) and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Legg Mason Partners Aggressive Growth Portfolio (currently known as Legg Mason ClearBridge Aggressive Growth Portfolio) is incorporated by reference to Exhibit (d)(61) to Post-Effective Amendment No. 32.

6(y)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Legg Mason Partners Aggressive Growth Portfolio (currently known as Legg Mason ClearBridge Aggressive Growth Portfolio) is incorporated by reference to Exhibit (d)(61)(i) to Post-Effective Amendment No. 36.

6(z). Investment Advisory Agreement between BlackRock Financial Management, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the BlackRock High Yield Portfolio is incorporated by reference to
Exhibit (d)(62) to Post-Effective Amendment No. 32.

6(z)(1). Amendment No. 1 to Investment Advisory Agreement with respect to BlackRock High Yield Portfolio is incorporated by reference to Exhibit (d)(62)(i) to Post-Effective Amendment No. 36.

6(z)(2). Amendment No. 2 to Investment Advisory Agreement with respect to BlackRock High Yield Portfolio is incorporated by reference to Exhibit (d)(62)(ii) to Post-Effective Amendment No. 36.

6(aa). Investment Advisory Agreement between BlackRock Advisors, LLC and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the BlackRock Large Cap Core Portfolio is incorporated by reference to Exhibit (d)(63) to Post-Effective Amendment No. 32.

6(aa)(1). Amendment No 1 to Investment Advisory Agreement with respect to BlackRock Large Cap Core Portfolio is incorporated by reference to Exhibit (d)(63)(i) to Post-Effective Amendment No. 36.

6(aa)(2). Amendment No. 2 to Investment Advisory Agreement with respect to BlackRock Large Cap Core Portfolio is incorporated by reference to Exhibit (d)(63)(ii) to Post-Effective Amendment No. 36.

6(aa)(3) Amendment No. 3 to Investment Advisory Agreement with respect to BlackRock Large Cap Core Portfolio is incorporated by reference to Exhibit (d)(63)(iii) to Post-Effective Amendment No. 44.

6(bb). Investment Advisory Agreement between Rainier Investment Management, Inc. and Met Investors Advisory LLC, a predecessor of MetLife Advisers, LLC, with respect to the Rainier Large Cap Equity Portfolio is incorporated by reference to Exhibit (d)(64) to Post-Effective Amendment No. 32.

6(bb)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Rainier Large Cap Equity Portfolio is incorporated by reference to Exhibit (d)(64)(i) to Post-Effective Amendment No. 36.

6(bb)(2) Amendment No. 2 to Investment Advisory Agreement with respect to Rainier Large Cap Equity Portfolio is incorporated by reference to Exhibit (d)(64)(ii) to Post-Effective Amendment No. 44.

6(cc). Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Met/Franklin Mutual Shares Portfolio is incorporated by reference to Exhibit (d)(65) to Post-Effective Amendment No. 32.

6(cc)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Met/Franklin Mutual Shares Portfolio is incorporated by reference to Exhibit (d)(65)(i) to Post-Effective Amendment No. 36.

6(dd). Investment Advisory Agreement between Templeton Global Advisors Limited and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Met/Templeton Growth Portfolio is incorporated by reference to Exhibit (d)(66) to Post-Effective Amendment No. 32.

6(dd)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Met/Templeton Growth Portfolio is incorporated by reference to Exhibit (d)(66)(i) to Post-Effective Amendment No. 36.

6(dd)(2) Amendment No. 2 to Investment Advisory Agreement with respect to Met/Templeton Growth Portfolio is incorporated by reference to Exhibit (d)(66)(ii) to Post-Effective Amendment No. 44.

6(dd)(3) Amendment No. 3 to Investment Advisory Agreement with respect to Met/Templeton Growth Portfolio is incorporated by reference to Exhibit (d)(66)(iii) to Post-Effective Amendment No. 44.

6(ee). Investment Advisory Agreement between Franklin Advisers, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Met/Franklin Income Portfolio is incorporated by reference to Exhibit (d)(67) to Post-Effective Amendment No. 32.

6(ee)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Met/Franklin Income Portfolio is incorporated by reference to Exhibit (d)(67)(i) to Post-Effective Amendment No. 36.

6(ff). Investment Advisory Agreement between ING Clarion Real Estate Securities L.P. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Clarion Global Real Estate Portfolio is incorporated by reference to Exhibit (d)(68) to Post-Effective Amendment No. 32.

6(ff)(1). Amendment No. 1 to Investment Advisory Agreement with respect to Clarion Global Real Estate Portfolio is incorporated by reference to Exhibit (d)(68)(i) to Post-Effective Amendment No. 36.

6(ff)(2) Amendment No. 2 to Investment Advisory Agreement with Respect to Met/Franklin Income Portfolio is incorporated by reference to Exhibit (d)(67)(ii) to Post-Effective Amendment No. 44.

6(ff)(3) Amendment No. 3 to Investment Advisory Agreement with Respect to Met/Franklin Income Portfolio is incorporated by reference to Exhibit (d)(67)(iii) to Post-Effective Amendment No. 44.

6(gg). Investment Advisory Agreement between SSgA Funds Management, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the SSgA Growth and Income ETF Portfolio is incorporated by reference to Exhibit (d)(69) to Post-Effective Amendment No. 32.

6(gg)(1). Amendment No. 1 to Investment Advisory Agreement with respect to SSgA Growth and Income ETF Portfolio is incorporated by reference to Exhibit (d)(69)(i) to Post-Effective Amendment No. 36.

6(hh). Investment Advisory Agreement between SSgA Funds Management, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the SSgA Growth ETF Portfolio is incorporated by reference to Exhibit (d)(70) to Post-Effective Amendment No. 32.

6(hh)(1). Amendment No. 1 to Investment Advisory Agreement with respect to SSgA Growth ETF Portfolio is incorporated by reference to Exhibit (d)(70)(i) to Post-Effective Amendment No. 36.

6(ii). Investment Advisory Agreement between Franklin Advisers, Inc. and Met Investors Advisory, LLC, a predecessor of MetLife Advisers, LLC, with respect to the Met/Templeton International Bond Portfolio is incorporated by reference to Exhibit (d)(71) to Post-Effective Amendment No. 32.

6(jj). Investment Advisory Agreement between Eaton Vance Management and MetLife Advisers, LLC with respect to the Met/Eaton Vance Floating Rate Portfolio is incorporated by reference to Exhibit (d)(72) to Post-Effective Amendment No. 36.

6(kk). Investment Advisory Agreement between Invesco Advisers, Inc. and MetLife Advisers, LLC with respect to Van Kampen Comstock Portfolio is incorporated by reference to Exhibit (d)(73) to Post-Effective Amendment No. 37.

6(kk)(1) Amendment No. 1 to Investment Advisory Agreement with respect to Van Kampen Comstock Portfolio is incorporated by reference to Exhibit (d)(73)(i) to Post-Effective Amendment No. 44.

6(ll). Investment Subadvisory Agreement between AllianceBernstein L.P. and MetLife Advisers, LLC with respect to the AllianceBernstein Global Dynamic Allocation Portfolio is incorporated by reference to Exhibit (d)(74) to Post-Effective Amendment No. 42.

6(mm). Investment Subadvisory Agreement between AQR Capital Management, LLC and MetLife Advisers, LLC with respect to the AQR Global Risk Balanced Portfolio is incorporated by reference to Exhibit (d)(75) to Post-Effective Amendment No. 42.

6(mm)(1). Investment Advisory Agreement between AQR Capital Management, LLC and AQR Global Risk Balanced Portfolio, Ltd. is incorporated by reference to Exhibit (d)(75)(i) to Post-Effective Amendment No. 42.

6(nn). Investment Subadvisory Agreement between BlackRock Financial Management, Inc. and MetLife Advisers, LLC with respect to the BlackRock Global Tactical Strategies Portfolio is incorporated by reference to Exhibit (d)(76) to Post-Effective Amendment No. 42.

6(oo). Investment Subadvisory Agreement between Franklin Advisers, Inc. and MetLife Advisers, LLC with respect to the Met/Franklin Low Duration Total Return Portfolio is incorporated by reference to Exhibit (d)(77) to Post-Effective Amendment No. 40 to the Registration Statement filed with the SEC on April 20, 2011.

6(oo)(1) Amendment No. 1 to Investment Advisory Agreement with respect to Met/Franklin Low Duration Total Return Portfolio is incorporated by reference to Exhibit (d)(77)(i) to Post-Effective Amendment No. 44.

6(pp). Investment Subadvisory Agreement between Pacific Investment Management Company LLC and MetLife Advisers, LLC with respect to the MetLife Balanced Plus Portfolio is incorporated by reference to Exhibit (d)(78) to Post-Effective Amendment No. 42.

6(qq). Investment Subadvisory Agreement between Pyramis Global Advisors, LLC and MetLife Advisers, LLC with respect to the Pyramis® Government Income Portfolio is incorporated by reference to Exhibit (d)(79) to Post-Effective Amendment No. 42.

6(rr). Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and MetLife Advisers, LLC with respect to T. Rowe Price Large Cap Value Portfolio is incorporated by reference to Exhibit (d)(80) to Post-Effective Amendment No. 42.

6(ss) Form of Investment Subadvisory Agreement between Invesco Advisers, Inc. and MetLife Advisers, LLC with respect to Invesco Balanced-Risk Allocation Portfolio is incorporated by reference to Exhibit (d)(81) to Post-Effective Amendment No. 45.

6(tt) Form for Investment Subadvisory Agreement between J.P. Morgan Investment Management Inc. and MetLife Advisers, LL with respect to JPMorgan Global Active Allocation Portfolio is incorporated by reference to Exhibit (d)(82) to Post-Effective Amendment No. 45.

6(uu) Form of Investment Subadvisory Agreement between Schroder Investment Management North America Inc. and MetLife Advisers, LLC with respect to Schroders Global Multi-Asset Portfolio is incorporated by reference to Exhibit (d)(83) to Post-Effective Amendment No. 45.

7(a). Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 32.

7(a)(1). Amendment No. 1 to Second Amended and Restated Distribution Agreement with respect to the Class A shares is incorporated by reference to Exhibit (e)(2)(i) to Post-Effective Amendment No. 32.

7(a)(2). Amendment No. 2 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(ii) to Post-Effective Amendment No. 32.

7(a)(3). Amendment No. 3 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(iii) to Post-Effective Amendment No. 32.

7(a)(4). Amendment No. 4 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(iv) to Post-Effective Amendment No. 32.

7(a)(5). Amendment No. 5 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(v) to Post-Effective Amendment No. 32.

7(a)(6). Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(vi) to Post-Effective Amendment No. 32.

7(a)(7). Amendment No. 7 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(vii) to Post-Effective Amendment No. 32.

7(a)(8). Amendment No. 8 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(viii) to Post-Effective Amendment No. 32.

7(a)(9). Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(ix) to Post-Effective Amendment No. 32.

7(a)(10). Amendment No. 10 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(x) to Post-Effective Amendment No. 32.

7(a)(11). Amendment No. 11 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(xi) to Post-Effective Amendment No. 32.

7(a)(12). Amendment No. 12 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(xii) to Post-Effective Amendment No. 32.

7(a)(13). Amendment No. 13 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(xiii) to Post-Effective Amendment No. 32.

7(a)(14). Amendment No. 14 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(xiv) to Post-Effective Amendment No. 36.

7(a)(15). Amendment No. 15 to Second Amended and Restated Distribution Agreement with respect to Class A shares is incorporated by reference to Exhibit (e)(2)(xv) to Post-Effective Amendment No. 42.

7(b). Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to Class B shares is incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 32.

7(b)(1). Amendment No. 1 to Second Amended and Restated Distribution Agreement with respect to the Class B shares is incorporated by reference to Exhibit (e)(3)(i) to Post-Effective Amendment No. 32.

7(b)(2). Amendment No. 2 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(ii) to Post-Effective Amendment No. 32.

7(b)(3). Amendment No. 3 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(iii) to Post-Effective Amendment No. 32.

7(b)(4). Amendment No. 4 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(iv) to Post-Effective Amendment No. 32.

7(b)(5). Amendment No. 5 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(v) to Post-Effective Amendment No. 32.

7(b)(6). Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(vi) to Post-Effective Amendment No. 32.

7(b)(7). Amendment No. 7 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(vii) to Post-Effective Amendment No. 32.

7(b)(8). Amendment No. 8 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(viii) to Post-Effective Amendment No. 32.

7(b)(9). Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(ix) to Post-Effective Amendment No. 32.

7(b)(10). Amendment No. 10 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(x) to Post-Effective Amendment No. 32.

7(b)(11). Amendment No. 11 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(xi) to Post-Effective Amendment No. 32.

7(b)(12). Amendment No. 12 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(xii) to Post-Effective Amendment No. 32.

7(b)(13). Amendment No. 13 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(xiii) to Post-Effective Amendment No. 32.

7(b)(14). Amendment No. 14 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(xiv) to Post-Effective Amendment No. 36.

7(b)(15). Amendment No. 15 to Second Amended and Restated Distribution Agreement with respect to Class B shares is incorporated by reference to Exhibit (e)(3)(xv) to Post-Effective Amendment No. 42.

7(c). Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class E shares is incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 32.

7(c)(1). Amendment No. 1 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(i) to Post-Effective Amendment No. 32.

7(c)(2). Amendment No. 2 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(ii) to Post-Effective Amendment No. 32.

7(c)(3). Amendment No. 3 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(iii) to Post-Effective Amendment No. 32.

7(c)(4). Amendment No. 4 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(iv) to Post-Effective Amendment No. 32.

7(c)(5). Amendment No. 5 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(v) to Post-Effective Amendment No. 32.

7(c)(6). Amendment No. 6 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(vi) to Post-Effective Amendment No. 32.

7(c)(7). Amendment No. 7 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(vii) to Post-Effective Amendment No. 32.

7(c)(8). Amendment No. 8 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(viii) to Post-Effective Amendment No. 32.

7(c)(9). Amendment No. 9 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(ix) to Post-Effective Amendment No. 32.

7(c)(10). Amendment No. 10 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(x) to Post-Effective Amendment No. 32.

7(c)(11). Amendment No. 11 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(xi) to Post-Effective Amendment No. 32.

7(c)(12). Amendment No. 12 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(xii) to Post-Effective Amendment No. 32.

7(c)(13). Amendment No. 13 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(xiii) to Post-Effective Amendment No. 32.

7(c)(14). Amendment No. 14 to Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(xiv) to Post-Effective Amendment No. 36.

7(c)(15). Amendment No. 15 to Second Amended and Restated Distribution Agreement with respect to Class E shares is incorporated by reference to Exhibit (e)(4)(xv) to Post-Effective Amendment No. 42.

7(d). Second Amended and Restated Distribution Agreement between the Registrant and MetLife Investors Distribution Company with respect to Class C shares is incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 32.

7(d)(1). Amendment No. 1 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(i) to Post-Effective Amendment No. 32.

7(d)(2). Amendment No. 2 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(ii) to Post-Effective Amendment No. 32.

7(d)(3). Amendment No. 3 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(iii) to Post-Effective Amendment No. 32.

7(d)(4). Amendment No. 4 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(iv) to Post-Effective Amendment No. 32.

7(d)(5). Amendment No. 5 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(v) to Post-Effective Amendment No. 32.

7(d)(6). Amendment No. 6 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(vi) to Post-Effective Amendment No. 32.

7(d)(7). Amendment No. 7 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(vii) to Post-Effective Amendment No. 32.

7(d)(8). Amendment No. 8 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(viii) to Post-Effective Amendment No. 32.

7(d)(9). Amendment No. 9 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(ix) to Post-Effective Amendment No. 32.

7(d)(10). Amendment No. 10 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(x) to Post-Effective Amendment No. 32.

7(d)(11). Amendment No. 11 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(xi) to Post-Effective Amendment No. 32.

7(d)(12). Amendment No. 12 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(xii) to Post-Effective Amendment No. 32.

7(d)(13). Amendment No. 13 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(xiii) to Post-Effective Amendment No. 32.

7(d)(14). Amendment No. 14 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(xiv) to Post-Effective Amendment No. 36.

7(d)(15). Amendment No. 15 to Second Amended and Restated Distribution Agreement with respect to Class C shares is incorporated by reference to Exhibit (e)(5)(xv) to Post-Effective Amendment No. 42.

8(a). Form of Deferred Fee Agreement is incorporated by reference to Exhibit (f) to Post-Effective Amendment No. 32.

8(b). List of participants in Deferred Fee Agreement is incorporated by reference to Exhibit (f)(1) to Post-Effective Amendment No. 32.

9(a). Custodian Agreement between State Street Bank & Trust Company and Met Investors Series Trust is incorporated by reference to Exhibit (g)(1)(ii) to Post-Effective Amendment No. 32.

9(b). Amendment to Custodian Agreement is incorporated by reference to Exhibit (g)(1)(iii) to Post-Effective Amendment No. 36.

10(a). Rule 12b-1 Class B Distribution Plan is incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 32.

10(b). Rule 12b-1 Class E Distribution Plan is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 32.

10(c). Rule 12b-1 Class C Distribution Plan is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 32.

10(d). Multiple Class Plan is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 32.

11(a). Opinion of Sullivan & Worcester LLP is incorporated by reference to Exhibit 11 of the Registrant’s initial Registration Statement on Form N-14 (File No. 333-179242).

11(b). Consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

13(a). Participation Agreement is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 32.

13(a)(1). Participation Agreement with respect to American Funds Insurance Series is incorporated by reference to Exhibit (e)(1)(i) to Post-Effective Amendment No. 32.

13(a)(2). Participation Agreement with respect to American Funds Insurance Series is incorporated by reference to

Exhibit (e)(1)(ii) to Post-Effective Amendment No. 32.

13(a)(3). Amendment No. 1 to Participation Agreement is incorporated by reference to Exhibit (e)(1)(iii) to Post-Effective Amendment No. 36.

13(b). Transfer Agency and Service Agreement between Registrant and Metropolitan Life Insurance Company is incorporated by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 32.

13(c). Administration Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(2)(ii) to Post-Effective Amendment No. 32.

13(d). Amended and Restated Expense Limitation Agreement between Registrant and Met Investors Advisory Corp., a predecessor of MetLife Advisers, LLC, is incorporated by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 32.

13(e)(1). Amendment No. 1 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit (h)(3)(iv) to Post-Effective Amendment No. 32.

13(e)(2). Amendment No. 2 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit (h)(3)(v) to Post-Effective Amendment No. 32.

13(e)(3). Amendment No. 3 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit (h)(3)(vi) to Post-Effective Amendment No. 32.

13(e)(4). Amendment No. 4 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit (h)(3)(vii) to Post-Effective Amendment No. 32.

13(e)(5). Amendment No. 5 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit (h)(3)(viii) to Post-Effective Amendment No. 32.

13(e)(6). Amendment No. 6 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(3)(ix) to Post-Effective Amendment No. 32.

13(e)(7). Amendment No. 7 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(3)(x) to Post-Effective Amendment No. 32.

13(e)(8). Amendment No. 8 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(3)(xi) to Post-Effective Amendment No. 32.

13(e)(9). Amendment No. 9 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(4)(xii) to Post-Effective Amendment No. 32.

13(e)(10). Amendment No. 10 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(4)(xiii) to Post-Effective Amendment No. 32.

13(e)(11). Amendment No. 11 to Amended and Restated Expense Limitation Agreement LLC is incorporated by reference to Exhibit
(h)(4)(xiv) to Post-Effective Amendment No. 32.

13(e)(12). Amendment No. 12 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(4)(xv) to Post-Effective Amendment No. 32.

13(e)(13). Amendment No. 13 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(4)(xvi) to Post-Effective Amendment No. 32.

13(e)(14). Amendment No. 14 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(4)(xvii) to Post-Effective Amendment No. 32.

13(e)(15). Amendment No. 15 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(4)(xviii) to Post-Effective Amendment No. 32.

13(e)(16). Amendment No. 16 to Amended and Restated Expense Limitation Agreement is incorporated by reference to Exhibit
(h)(4)(xix) to Post-Effective Amendment No. 36.

13(e)(17). Amendment No. 17 to Amended and Restated Expense Limitation Agreement B is incorporated by reference to Exhibit
(h)(4)(xx) to Post-Effective Amendment No. 42.

13(f). Management Fee Waiver Agreement is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 42.

13(f)(1) Amendment No. 1 to Management Fee Waiver Agreement is incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 44.

13(f)(2) Amendment No. 2 to Management Fee Waiver Agreement is incorporated by reference to Exhibit (h)(5)(ii) to Post-Effective Amendment No. 44.

13(f)(3) Amendment No. 3 to Management Fee Waiver Agreement is incorporated by reference to Exhibit (h)(5)(iii) to Post-Effective Amendment No. 44.

14. Consent of Deloitte & Touche LLP. Filed herewith.

15. Not applicable.

16. Powers of Attorney with respect to Stephen M. Alderman and Jack R. Borsting, filed herewith. Powers of Attorney with respect to Robert Boulware, Daniel A. Doyle, Susan C. Gause and Dawn M. Vroegop are incorporated by reference to Exhibit 16 of the Registrant’s initial Registration Statement on Form N-14 (File No. 333-179242).

Item 17.	Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the registration statement has been signed on behalf of the Registrant in the City of Irvine and State of California on the 13th day of March, 2012.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Elizabeth M. Forget	President, Trustee	March 13, 2012
Elizabeth M. Forget

/s/ Jeffrey A. Tupper	Chief Financial Officer and Treasurer	March 13, 2012
Jeffrey A. Tupper

/s/ Stephen M. Alderman*	Trustee	March 13, 2012
Stephen M. Alderman

/s/ Jack R. Borsting*	Trustee	March 13, 2012
Jack R. Borsting

/s/ Robert Boulware*	Trustee	March 13, 2012
Robert Boulware

/s/ Daniel A. Doyle*	Trustee	March 13, 2012
Daniel A. Doyle

/s/ Susan C. Gause*	Trustee	March 13, 2012
Susan C. Gause

/s/ Dawn M. Vroegop*	Trustee	March 13, 2012
Dawn M. Vroegop

*By:	/s/ David C. Mahaffey
David C. Mahaffey Attorney-In-Fact Date: March 13, 2012

EXHIBIT INDEX

Exhibit No.

11	(b)	Consent of Sullivan & Worcester LLP.

14		Consent of Deloitte & Touche LLP.

16		Powers of Attorney for Stephen M. Alderman and Jack R. Borsting.